================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Cardinal Health, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              CARDINAL HEALTH, INC.
                                     [LOGO]


                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 23, 1998
                             ----------------------

         Notice is hereby given that the Annual Meeting of Shareholders of Cardinal Health, Inc., an Ohio corporation (the "Company"), will be held at the Company's corporate offices at 5555 Glendon Court, Dublin, Ohio, on Monday, November 23, 1998, at 10:00 a.m., local time, for the following purposes:

                  1. To elect four Directors, each to serve for a term of three years and until his successor is duly elected and qualified;

                  2. To vote on a proposal to adopt an amendment to the Company's Articles of Incorporation increasing the number of authorized Company Common Shares, without par value, from three hundred million to five hundred million;

                  3. To vote on a proposal to amend and restate the Company's Code of Regulations as described in this Proxy Statement;

                  4. To vote on a proposal to amend the Company's Equity Incentive Plan as described in this Proxy Statement; and

                  5. To vote on a proposal to amend the Company's Performance-Based Incentive Compensation Plan as described in this Proxy Statement.

         By returning the enclosed proxy, shareholders are conferring upon management of the Company the authority to vote in their discretion upon such other business as may properly come before the meeting. Only shareholders of record on September 25, 1998, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                  By Order of the Board of Directors.




                                          GEORGE H. BENNETT, JR., Secretary

September 28, 1998

         SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              CARDINAL HEALTH, INC.
                                     [LOGO]


                                 PROXY STATEMENT

         This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), for use at the annual meeting of the shareholders of the Company (the "Annual Meeting") to be held on Monday, November 23, 1998, at the offices of the Company, located at 5555 Glendon Court, Dublin, Ohio 43016 at 10:00 a.m. local time and at any adjournment or postponement thereof. This proxy statement and the accompanying proxy, together with the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1998, are first being sent to shareholders on or about September 28, 1998.

         The close of business on September 25, 1998, has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At that date, the Company had outstanding 133,791,272 common shares, without par value ("Common Shares"). Except as set forth below, holders of Common Shares at the record date are entitled to one vote per share for the election of Directors and upon all matters on which shareholders are entitled to vote.

         The address of the Company's principal executive office is 5555 Glendon Court, Dublin, Ohio 43016.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of thirteen members, divided into two classes of four members each and one class of five members. The Company's Restated Code of Regulations, as amended (the "Code of Regulations"), currently provides that the number of Directors may be increased or decreased by action of the Board of Directors upon the majority vote of the Board, but in no case may the number of Directors be fewer than nine or more than fourteen without an amendment approved by the affirmative vote of the holders of not less than 75% of the shares having voting power with respect to the proposed amendment. The Board of Directors has proposed amendments to the Code of Regulations to, among other matters, increase the maximum number of Directors from fourteen to sixteen. Shareholder authorization of the proposed amendments to the Code of Regulations is being sought at the Annual Meeting, as described under PROPOSAL 3 below.

         At the Annual Meeting, the Company's shareholders will be asked to vote for the election of the four nominees hereinafter named, each to serve for a term of three years and until his successor is duly elected and qualified. (See PROPOSAL 1 below.) Common shares represented by proxies, unless otherwise specified, will be voted for such named nominees. If, by reason of death or other unexpected occurrence, any one or more of the nominees should not be available for election, the proxies will be voted for the election of such substitute nominee(s) as the Board of Directors may propose. Proxies may not be voted at the Annual Meeting for more than four nominees.

         Under Ohio law, if notice in writing is given by any shareholder entitled to vote at the Annual Meeting to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires that the voting for election of Directors be cumulative, and if an announcement of the giving of such notice is made upon the convening of such meeting by the Chairman or Secretary, or by or on behalf of the shareholder giving such notice, each shareholder entitled to vote at the Annual

Meeting shall have the right to cumulate such voting power as he possesses at such election and to give one nominee a number of votes equal to the number of Directors to be elected multiplied by the number of shares he holds, or to distribute his votes on the same basis among two or more nominees, as he sees fit. If voting for the election of Directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them so as to elect as many of the four nominees named below as possible. Under Ohio law and the Company's Articles of Incorporation, broker non-votes will not be counted in favor of or against election of any nominee. The four nominees receiving the greatest number of votes will be elected Directors.

               Listed below are the names of those persons nominated for election as Directors of the Company (each is currently a Director of the Company), and of the Directors of the Company whose terms of office will continue after the meeting, their principal occupations, other public companies of which they are directors (which are shown parenthetically), ages as of September 25, 1998, the year in which they first became a Director of the Company or the Company's predecessor in interest, and the year in which their term as a Director is scheduled to expire:

                                    NOMINEES FOR ELECTION AT THE ANNUAL MEETING

NAME                          AGE     PRINCIPAL OCCUPATION(1)                       DIRECTOR SINCE     TERM EXPIRES
----                          ---     -----------------------                       --------------     ------------
Robert L.                      53     Chairman and Chief Executive Officer of            1975              1998
Gerbig...........                     Gerbig, Snell/Weisheimer & Associates,
                                      Inc., an advertising agency.

George R. Manser.........      67     Chairman of Uniglobe Travel (Capital               1977              1998
                                      Cities) Inc. and Director of Corporate
                                      Finance of Uniglobe Travel (U.S.A.) LLC,
                                      travel planning services companies; and
                                      Advisory Director to Corporate Finance
                                      Dept. of J.C. Bradford & Co., a financial
                                      services company (AmeriLink Corporation,
                                      Checkfree Corporation, Hallmark Financial
                                      Services, Inc., and State Auto Financial
                                      Corporation).

Jerry E.                       65     Retired  Executive  Vice  President  of  the       1991              1998
Robertson.........                    Life Sciences Sector and Corporate  Services
                                      of Minnesota Mining & Manufacturing
                                      Company, a manufacturer of industrial
                                      commercial, health care and consumer
                                      products (Coherent, Inc., Haemonetics
                                      Corporation, Steris Corporation, Medwave,
                                      Inc., and Choice Hotels International,
                                      Inc.).

Melburn G. Whitmire....        58     Vice Chairman of the Company. (2)                  1994              1998

                           DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING


NAME                          AGE     PRINCIPAL OCCUPATION(1)                       DIRECTOR SINCE     TERM EXPIRES
----                          ---     -----------------------                       --------------     ------------
Aleksander Erdeljan.....       48     Former Chairman, R.P. Scherer Corporation,         1998              1999
                                      a subsidiary of the Company and a developer
                                      and manufacturer of drug delivery systems.

Regina E. Herzlinger.....      54     Professor, Harvard University Graduate             1995              1999
                                      School of Business Administration (C.R.
                                      Bard, Inc., Deere & Company,
                                      Schering-Plough Corporation, and Total
                                      Renal Care Holdings, Inc.).

John C.                        58     President and Chief Operating Officer of           1993              1999
Kane................                  the Company (Connetics Corporation and LXR
                                      Biotechnology Inc.). (2)

J. Michael                     52     Executive Vice President and Chief                 1996              1999
Losh.............                     Financial Officer of General Motors
                                      Corporation, an automobile manufacturing
                                      company.

John B.                        55     Chairman and Chief Executive Officer of            1987              1999
McCoy..............                   Banc One Corporation, a bank holding
                                      company (Banc One Corporation, Federal Home
                                      Loan Mortgage Corporation, Paymentech,
                                      Inc., and Ameritech Corporation).

John F.                        50     Chairman and Chief Executive                       1994              2000
Finn..................                Officer of Gardner, Inc., an
                                      outdoor power equipment distributor.

John F.                        71     Retired Chairman and Director                      1979              2000
Havens..............                  Emeritus of Banc One
                                      Corporation, a bank holding
                                      company (Worthington Industries, Inc.).

L. Jack Van Fossen.......      61     Retired President and Chief Executive              1983              2000
                                      Officer of Red Roof Inns, Inc., a lodging
                                      company (The Scotts Company).

Robert D.                      53     Chairman and Chief Executive Officer of the        1971              2000
Walter...........                     Company  (Banc One Corporation, Karrington
                                      Health, Inc., and CBS, Inc.). (2)



     (1) Each of the above Directors, except Messrs. Manser, Van Fossen, Whitmire and Erdeljan, either has had the positions shown or has had other executive positions with the same employer for more than five years. Mr. Manser, prior to his retirement in June 1994, was a director and Chairman of the Board of North American National Corporation, an insurance holding company. Mr. Van Fossen retired from Red Roof Inns in June 1995. Prior to the Company's merger transaction in February 1994 with Whitmire Distribution

         Corporation ("Whitmire"), Mr. Whitmire was Chairman, President and Chief Executive Officer of Whitmire. Prior to the Company's merger transaction in August 1998 with R.P. Scherer Corporation ("Scherer"), Mr. Erdeljan was Chairman and Chief Executive Officer of Scherer from 1996 until August 1998, and prior to that served as President and Co-Chief Executive Officer of Scherer. As provided in the Company's definitive merger agreement with Scherer, Mr. Erdeljan was added as a Director of the Company following completion of the merger transaction with Scherer.

     (2) Messrs. Kane and Walter are officers and directors of various subsidiaries of the Company; Mr. Whitmire is an officer of Whitmire.

         Four regular meetings and four special meetings of the Company's Board of Directors were held during the fiscal year ended June 30, 1998. Each Director, except Mr. McCoy, attended 75% or more of the meetings of the Board and Board committees on which he or she served. Mr. McCoy did attend 75% of the Company's regularly scheduled Board meetings, but was unable to attend certain special meetings of the Board.

         Messrs. Manser, McCoy, Walter, and Whitmire are the current members of the Board's Executive Committee, which is empowered to exercise all powers and perform all duties of the Board of Directors when the Board is not in session other than the authority to fill vacancies among the Directors or in any committee of the Directors. The Executive Committee met two times during the last fiscal year and, pursuant to Ohio law, acted numerous times by written action without a meeting.

         Messrs. Finn and Gerbig, Mrs. Herzlinger, and Dr. Robertson are the current members of the Board's Audit Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to the Company's annual audit, accounting policies, financial reporting, and internal controls. The Audit Committee met five times during the last fiscal year.

         Messrs. Losh, Manser, and Van Fossen are the current members of the Board's Compensation and Personnel Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to compensation of the employees of the Company, sales to employees of stock in the Company, and grants to employees of options to purchase stock in the Company. The Compensation and Personnel Committee met four times during the last fiscal year and, pursuant to Ohio law, acted several times by written action without a meeting.


                  Messrs. Losh and McCoy and Dr. Robertson are the current members of the Board's Nominating Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to selection of nominees to serve on the Board and its various committees. The Nominating Committee will consider nominees recommended by shareholders upon submission in writing to the Secretary of the Company of the names of such nominees, together with their qualifications for service as a Director of the Company. The Nominating Committee did not meet during the fiscal year ended June 30, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A property which includes parts of the Company's former Columbus food distribution center is leased by the Company from a limited partnership in which the general partner is Mr. Walter and the limited partners include Mr. Walter. The Company has subleased this property to third parties at rentals substantially in excess of the rentals it is required to pay to the limited partnership. The initial term of the Company's lease expired February 29, 1984, and the lease is currently in its second ten-year renewal term. The Company has options to renew the lease for two additional ten-year terms. The rent payable by the Company is $92,000 per annum during each of the first two renewal terms, and the fair rental value of the premises during each of the last two renewal terms. The Company has a first-refusal option to purchase the premises in the event the limited partnership proposes to sell the premises to a third party.

         In connection with the Company's August 7, 1998 merger transaction with Scherer, Mr. Erdeljan, the Company and Scherer entered into an amendment to an employment agreement previously in effect between Scherer and Mr. Erdeljan (such employment agreement, as amended, hereinafter described as the "Erdeljan Employment Agreement"), the performance of which is guaranteed by the Company. The Erdeljan Employment Agreement provides for an initial employment term of one year, automatically renewable thereafter for successive one-year periods, unless terminated by either party to the agreement. Mr. Erdeljan's current base salary under the Erdeljan Employment Agreement is $596,024. If Mr. Erdeljan's employment is terminated by Scherer without Cause or by Mr. Erdeljan for Good Reason (as those terms are defined in the Erdeljan Employment Agreement) or if Scherer expresses its intention to not renew the employment term, then Mr. Erdeljan is eligible to receive (i) salary continuation for a period of three years at a rate per year equal to Mr. Erdeljan's actual salary for the year prior to termination, (ii) an annual bonus, for each of the next three years following termination, equal to Mr. Erdeljan's annual bonus actually received immediately prior to his termination, and (iii) continuation of welfare plan benefits for five years following termination. Notwithstanding the foregoing, if Mr. Erdeljan terminates his employment with Scherer on or prior to November 7, 1998, then such termination shall not be deemed to be for Good Reason and he shall not be entitled to any further payments or welfare plan benefits. The Erdeljan Employment Agreement also contains a noncompete covenant effective throughout the term of Mr. Erdeljan's employment and for a period of five years thereafter.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         All executive officers and Directors of the Company timely filed all reports required under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended June 30, 1998.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of September 25, 1998, by: (a) the Company's Directors; (b) each other person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares; (c) the Company's Chief

Executive Officer and the other executive officers named in the Summary Compensation Table; and (d) the Company's executive officers and Directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their names:


                                                                                    NUMBER OF
                                                                                COMMON SHARES
NAME OF BENEFICIAL OWNER                                                   BENEFICIALLY OWNED       PERCENT OF CLASS
------------------------                                                   ------------------       ----------------
Fidelity Management & Research Co. (1)                                              8,527,000             6.4%
Robert D. Walter (2) (3)                                                            4,193,675             3.1%
Melburn G. Whitmire (4) (6)                                                         1,037,631               *
Aleksander Erdeljan (5 ) (6)                                                          967,321               *
John C. Kane (3)                                                                      297,793               *
James F. Millar (3)                                                                    98,177               *
David Bearman (3)                                                                      87,685               *
George R. Manser (6) (7)                                                               82,551               *
Robert L. Gerbig (6)                                                                   63,278               *
John B. McCoy (6) (8)                                                                  47,174               *
Daniel F. Gerner (3)                                                                   44,493               *
L. Jack Van Fossen (6)                                                                 44,360               *
John F. Havens (6) (9)                                                                 20,284               *
Robert J. Zollars (3)                                                                  18,000               *
John F. Finn (6) (10)                                                                  15,785               *
Jerry E. Robertson (6)(11)                                                             14,699               *
Regina E. Herzlinger (6)                                                                4,178               *
J. Michael Losh (6)                                                                     3,821               *
All Executive Officers and Directors as a                                           7,276,901             5.4%
   Group (12) (22 Persons)

-----------

     (1) Based on information obtained from a Form 13F filed by Fidelity Management & Research Co. with the Securities and Exchange Commission reporting holdings as of June 30, 1998. The address of Fidelity Management & Research Co. is 82 Devonshire Street, Boston, Massachusetts 02109. In a Schedule 13G filed with the Securities and Exchange Commission on or about February 14, 1998, it was reported that Fidelity Management & Research Co. had sole voting power with respect to 566,057 Common Shares and sole dispositive power with respect to 5,743,507 Common Shares then held.

     (2) Includes 1,911,152 Common Shares held in Mr. Walter's grantor retained annuity trusts. Mr. Walter, Edward D. Esping and members of his family (the "Espings"), and Michael E. Moritz are parties to a Shareholders Agreement dated July 13, 1984, as amended (the "Shareholders Agreement"), pursuant to which they have agreed to act jointly in voting certain Common Shares (the "Pooled Shares") owned by each of them in a manner determined desirable by the holders of a majority of the Pooled Shares. The Pooled Shares are owned as follows: Mr. Walter - 1,143,601 shares; the Espings - 122,754 shares; and Mr. Moritz - 703,913 shares. Since Mr. Walter owns a majority of the Pooled Shares, he controls the voting of the Pooled Shares. The Pooled Shares are subject to a right of first refusal in favor of the owners of the remaining Pooled Shares. The terms of the Shareholders Agreement continue through September 14, 1999, unless earlier terminated by, among other things, the decision by then-holders of a majority of the Pooled Shares, any event which results in Mr. Walter not owning a majority of the Pooled Shares, or the release from the Shareholders Agreement of more than 50% of the original Pooled Shares. Mr. Walter has sole investment power with respect to the 1,143,601 Pooled Shares he owns of record and, as a result of the Shareholders Agreement, he has shared voting power with respect to all the Pooled Shares (which include such 1,143,601 shares).

     (3) Common Shares and the percent of class listed as being beneficially owned by the Company's named executive officers include outstanding options to purchase Common Shares which are exercisable within 60 days of September 25, 1998, as follows: Mr. Walter - 249,581 shares; Mr. Kane - 220,463 shares; Mr. Zollars - -0- shares; Mr. Millar - 63,451 shares; Mr. Gerner - 37,800 shares; and Mr. Bearman - 73,335 shares.

     (4) Includes 7,556 Common Shares held by Mr. Whitmire and his wife as custodian for the benefit of their minor daughter.

     (5) Includes 111,284 Common Shares which are held in a corporation owned and controlled by Mr. Erdeljan.

     (6) Common Shares and the percent of class listed as being beneficially owned by the listed Company Directors (except for Messrs. Kane and Walter) include outstanding options to purchase Common Shares which are exercisable under the Company's stock incentive plans as follows: Mr. Erdeljan - 856,037 shares; Mr. Finn - 6,583 shares; Mrs. Herzlinger - 4,178 shares; Mr. Losh - 2,321 shares; Dr. Robertson - 5,315 shares; Mr. Whitmire - 20,025 shares; and each other listed Director (except for Messrs. Kane and Walter) - 8,413 shares.

     (7) Includes 30,000 Common Shares which are held in a Manser family partnership.

     (8) Includes 2,861 Common Shares which are held by Mr. McCoy in trust for the benefit of his children, but does not include Common Shares owned by Banc One Corporation or its subsidiaries.

     (9) Includes 11,871 Common Shares held in trust for the benefit of Mr. Havens' spouse and children.

    (10) Includes 8,427 Common Shares held jointly by Mr. Finn and his wife, 459 Common Shares held in his wife's individual retirement account, and 93 Common Shares held for the benefit of each of Mr. Finn's two children.

    (11) Includes 9,384 Common Shares which are held in a Robertson family partnership.

    (12) Common Shares and percent of class listed as being beneficially owned by all executive officers and Directors as a group include: (a) all Pooled Shares, including those Pooled Shares owned by the Espings and Mr. Moritz; and (b) outstanding options to purchase Common Shares which are exercisable within 60 days of September 25, 1998, but do not include any Common Shares beneficially owned by Banc One Corporation or its subsidiaries.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

       The Company's executive compensation program is administered by the Compensation and Personnel Committee (the "Compensation Committee") of the Company's Board of Directors, which has responsibility for reviewing all aspects of the compensation program for the Company's executive officers. The Compensation Committee is comprised of Messrs. Losh, Manser and Van Fossen. The Compensation Committee's primary objective with respect to executive compensation is to establish programs which attract and retain key managers and align their compensation with the Company's overall business strategies, values and performance. To this end, the Compensation Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy which includes the following considerations:

         o A "pay-for-performance" orientation that differentiates compensation results based upon corporate, business unit, and individual performance;

         o An emphasis on stock incentives as a significant component of total compensation in order to more closely align the interests of Company executives with the long-term interests of shareholders;

         o An emphasis on total compensation vs. cash compensation, rewarding Company executives with total compensation (including cash and stock incentive programs) at or above competitive levels, if performance is superior;

         o Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon stock and other performance incentives; and

         o An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives and encourages Company stock ownership and capital accumulation.

         The primary components of the Company's executive compensation program are: (a) base salaries; (b) annual cash incentive opportunities; and (c) long-term incentive opportunities in the form of stock options and restricted shares. Each primary component of executive pay is discussed below.

         Base Salaries. Base salaries for Company executives are generally subject to annual review and adjustment on the basis of individual and company performance, level of responsibility, and competitive, inflationary, and internal equity considerations. Historically, the Company generally attempted to set base salaries of executive officers at a level below the "market" rate, as determined from information gathered by the Company from independent compensation surveys. However, the Compensation Committee recently adopted a more market-rate focused philosophy, in recognition of the Company's aggressive performance expectations and to more effectively recruit and retain key managers. The "market" rate is determined from information gathered by the Company from independent compensation surveys for companies which include, but are not the same as, those in the Value Line Health Care Index utilized in the Shareholder Performance Graph set forth on page 15, and which represent a broader spectrum of wholesale, retail and manufacturing companies which the Compensation Committee believes to be a more representative measure of the market for competitive executive talent. With respect to the $825,000 base salary established for Mr. Walter effective July 1, 1998, the Compensation Committee took into account the factors described above for other executive officers, weighting most heavily competitive compensation considerations and Company performance.

         Annual Cash Incentives. Company executives are eligible to receive annual cash incentive awards to focus attention on achieving key goals, pursuant to the Company's Management Incentive Plan ("MIP"). Targeted MIP incentive amounts are established each year on an individualized basis, with such amounts varying as a percentage of base salary depending upon each executive's level of responsibility and function. Performance objectives are established for the Company and for each significant business unit within the Company at the beginning of each fiscal year, and are designed to provide competitive incentive pay only for superior performance. These objectives include a specific target for Company earnings growth, which target was met for the fiscal year ended June 30, 1998. In addition, individual performance objectives are established for each executive which include both specific performance goals and other, more qualitative and developmental, criteria. For managers with primary staff or corporate responsibilities, 60% of the MIP amount is weighted to achievement of the Company's corporate performance objectives and 40% to achievement of individual performance objectives. For managers with primary operating unit responsibilities, 50% of the MIP amount is weighted to performance of the relevant business unit, 30% to achievement of individual performance objectives, and 20% to achievement of the Company's performance objectives. Incentive awards for the fiscal year ended June 30, 1998, for the Company's named executive officers other than Mr. Walter were approved by the Compensation Committee based upon these corporate, business unit and individual performance criteria.

         Mr. Walter's annual incentive award was not paid under the MIP, but instead was paid pursuant to the Cardinal Health, Inc. Performance-Based Incentive Compensation Plan (the "Performance-Based Plan"). The Budget Reconciliation Act of 1993 (the "Act") amended the Internal Revenue Code of 1986, as amended (the "Code"), to add Section 162(m), which prohibits a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year (the "Dollar Limitation"). A covered employee is an employee who, on the last day of the Company's taxable year, is the chief executive officer of the Company or an employee who appears in the Summary Compensation Table by reason of being one of the four most highly compensated executive officers for the taxable year (other than the chief executive officer). In anticipation that the deductibility of compensation paid to Mr. Walter and other executive officers could be affected by the Act, in August 1996, the Company's Board of Directors adopted the Performance-Based Plan, the material terms of the performance goals of which were approved by the Company's shareholders in October 1996. Compensation paid in accordance with the Performance-Based Plan generally will not be applied toward the Dollar Limitation. The performance goals established by the Compensation Committee under the Performance-Based Plan for Mr. Walter for the fiscal year ended June 30, 1998, were fully satisfied, resulting in payment to Mr. Walter of an annual incentive award of $800,000. Mr. Walter was the only executive officer participating in the Performance-Based Plan for the fiscal year ended June 30, 1998.

             Long-Term Stock Incentives. The Company's Stock Incentive Plan (the "Stock Incentive Plan"), which was approved by the Company's shareholders in 1987, and the Company's Equity Incentive Plan (the "Equity Incentive Plan"), which was approved by the Company's shareholders in November 1995 and which replaced the Stock Incentive Plan as to ongoing grants, are designed to align a significant portion of the executive compensation package with the long-term interests of the Company's shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. The Stock Incentive Plan provided and the Equity Incentive Plan provides, for the grant of several types of equity-based awards, including both stock options and restricted shares.

                  The Company makes annual grants of stock options to its management personnel, including its executive officers. This annual grant program is designed to provide Company managers, over a number of years, with multiple stock options, each granted with an exercise price equal to the market price for Common Shares on the date of the grant. Individual option grants are determined by the Compensation Committee based on a manager's current performance, potential for future responsibility, and salary multiples designed to increase the portion of the total compensation opportunity represented by stock incentives as a manager's level of responsibility increases. Because a primary purpose of granting stock options is to encourage positive future performance, when granting options the Compensation Committee does not consider the number of options granted to an individual in previous years. The Company's standard stock option agreement contains provisions providing for forfeiture of the option or option value received in the event the option holder engages in certain behavior in competition with or contrary to the interests of the Company. The Compensation Committee places a relatively heavy emphasis on stock options as a percentage of total compensation, consistent with its philosophy that stock incentives more closely align the interests of Company managers with the long-term interests of shareholders.

         Grants of restricted shares are generally limited to the Company's executive officers and other senior management personnel to reward exceptional performance with a long-term benefit in lieu of cash, to facilitate stock ownership, and to deter recruitment of key Company managers by competitors and others. Unlike the

Company's stock option program, restricted share grants are not made on an annual or other regularly established basis. Recipients of restricted share grants are subject to restrictions on the disposition of the stock during a period determined by the Compensation Committee at the time of grant. Restricted stock awards are forfeited by their terms if the recipient terminates employment with the Company prior to the expiration of the restricted period. Restricted stock awards are, in most instances, also forfeited by their terms if the recipient engages in certain behavior in competition with or contrary to the interests of the Company.

         Consistent with the Company's philosophy of linking total compensation to stock performance for all of its executive officers, a significant portion of Mr. Walter's overall compensation package is comprised of stock incentives. In March 1998, the Compensation Committee granted Mr. Walter options to purchase 42,845 Common Shares with an exercise price of $81.69 per share (the market price on the date of grant) as part of the annual option grant normally made to Company executives. In making this grant, the Compensation Committee considered the target range established for the Company's most senior officers, the improvement in the Company's strategic positioning, and Mr. Walter's progress in accomplishing personal objectives. Mr. Walter also received 20,000 options in July 1997, reflecting the Committee's intent to provide a non-cash award designed to reward Mr. Walter's superior performance and to more closely align Mr. Walter's non-cash compensation with that of the market for chief executive officers. The exercise price of these options is $61.063 (the market price on the date of grant). Mr. Walter's options vest on the third anniversary of the grant date and are generally exercisable for a period of seven years following the vesting date consistent with grants made to other option recipients. All of the options granted to Mr. Walter during the fiscal year also contain provisions providing for forfeiture of the option or option value received in the event Mr. Walter engages in certain behavior in competition with or contrary to the interests of the Company.

         Impact of 1993 Tax Act Changes. As discussed above, Section 162(m) of the Code prohibits a deduction to any publicly held corporation for compensation paid to a covered employee in excess of the Dollar Limitation. As a result of the amount of the Dollar Limitation, exclusions of certain compensation under the Stock Incentive Plan, Equity Incentive Plan and the Performance-Based Plan, and salary deferral elections made by Mr. Walter, the deductibility of compensation paid in fiscal year 1998 was not affected by the Act.

              Conclusion. As described above, the Company's executive compensation program provides a significant link between total compensation and the Company's performance and long-term stock price appreciation consistent with the compensation philosophies set forth above. This program is believed to be a significant factor in the Company's growth and profitability and the resulting gains achieved by the Company's shareholders.


                                            J. Michael Losh, Chairman
                                            George R. Manser
                                            L. Jack Van Fossen

         The following information is set forth with respect to the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers:


                                           I. SUMMARY COMPENSATION TABLE
--------------------------- ----------- -------------------------------------- --------------------------- ------------------
                                                 ANNUAL COMPENSATION           LONG-TERM COMPENSATION AWARDS
                                        -------------------------------------- -----------------------------
                                                                    OTHER                                         ALL
                                                                    ANNUAL      RESTRICTED     SECURITIES        OTHER
                               FY -                                COMPEN-         STOCK       UNDERLYING       COMPEN-
NAME AND                      ENDED       SALARY       BONUS        SATION        AWARDS        OPTIONS          SATION
PRINCIPAL POSITION                         ($)          ($)          ($)         ($)(1)(2)       (#)(2)          ($)(3)
--------------------------- ----------- ----------- ------------ ------------- -------------- ------------- -----------------
Robert D. Walter               1998      $724,231     $800,000        -0-            -0-          62,845          $196,552 (5)
Chairman & Chief            ----------- ----------- ------------ ------------- -------------- ------------- -----------------
Executive Officer              1997       582,494      700,000     $72,217(4)     $650,286        44,626           190,518
                            ----------- ----------- ------------ ------------- -------------- ------------- -----------------
                               1996       531,456      399,000        -0-            -0-          39,647           184,800
                            ----------- ----------- ------------ ------------- -------------- ------------- -----------------


John C. Kane                   1998      $488,462     $489,945        -0-            -0-          38,014          $29,717
President & Chief           ----------- ----------- ------------ ------------- -------------- ------------- -----------------
Operating Officer              1997       440,096      440,069        -0-         $216,762        28,263           28,583
                            ----------- ----------- ------------ ------------- -------------- ------------- -----------------
                               1996       420,732      283,982        -0-            -0-          26,156           27,565
                            ----------- ----------- ------------ ------------- -------------- ------------- -----------------


Robert J. Zollars              1998      $310,759     $245,178        -0-        $1,050,563       40,000          $29,717
Executive  Vice  President  ----------- ----------- ------------ ------------- -------------- ------------- -----------------
& Group President -            1997(6)    133,731       82,760        -0-           287,500       38,577           -0-
Pharmacy Automation and     ----------- ----------- ------------ ------------- -------------- ------------- -----------------
Management


James F. Millar                1998      $310,501     $221,810        -0-         $527,100        15,000          $29,717
Executive Vice President    ----------- ----------- ------------ ------------- -------------- ------------- -----------------
& Group President -            1997       290,762      218,084        -0-           50,022        16,569           28,583
Cardinal Distribution       ----------- ----------- ------------ ------------- -------------- ------------- -----------------
                               1996       262,241      118,115        -0-            -0-          19,685           27,565
                            ----------- ----------- ------------ ------------- -------------- ------------- -----------------


Daniel F. Gerner               1998      $326,006     $200,176        -0-            -0-           6,931          $414,984(8)
Executive Vice President    ----------- ----------- ------------ ------------- -------------- ------------- -----------------
& President - PCI              1997       236,250       94,500        -0-         $348,576         -0-             510,454
Services, Inc. (7)          ----------- ----------- ------------ ------------- -------------- ------------- -----------------


David Bearman                  1998      $292,343     $181,720        -0-            -0-           9,178           $29,717
Executive Vice President    ----------- ----------- ------------ ------------- -------------- ------------- -----------------
& Chief Financial Officer(9)   1997       275,420      165,246        -0-          $83,370        11,841            28,583
                            ----------- ----------- ------------ ------------- -------------- ------------- -----------------
                               1996       261,555      116,652        -0-            -0-          15,072            27,565
--------------------------- ----------- ----------- ------------ ------------- -------------- ------------- -----------------


 (1) Aggregate restricted share holdings and values at June 30, 1998 (based upon the closing price of the Common Shares on such date), for the named executive officers are as follows: (i) Mr. Walter - 62,674 shares, $5,875,688; (ii) Mr. Kane - 35,025 shares, $3,283,594; (iii) Mr. Zollars -
     17,000 shares, $1,593,750; (iv) Mr. Millar - 7,905 shares, $741,094; (v)
     Mr. Gerner - 4,252 shares, $398,625; and (vi) Mr. Bearman - 3,093 shares, $289,969. Dividends are paid on restricted shares at the same rate as all Common Shares of record.

(2) All numbers have been adjusted to reflect the 3-for-2 split of the Company's Common Shares in December 1996, but for consistency purposes do not reflect the Company's most recently announced 3-for-2 stock split payable on October 30, 1998 to holders of record as of October 9, 1998.

(3) Amounts shown represent Company contributions to the executive's account under the Company's Profit Sharing and Retirement Savings Plan and the Company's Incentive Deferred Compensation Plan for fiscal 1998 as follows:
     Mr. Walter - $29,717, Mr. Kane - $29,717, Mr. Zollars - $29,717, Mr. Millar
     - $29,717, Mr. Gerner - $0, and Mr. Bearman - $29,717. Mr. Gerner's account under the PCI Profit Sharing Plan & Money Purchase Plan includes a Company contribution of $14,984 for fiscal year 1998.

(4)  Includes $56,037 relating to personal use of a Company airplane.

(5) Includes $166,835 for premiums paid by the Company on a split-dollar life insurance arrangement among the Company, Mr. Walter, and a trust for Mr. Walter's family. The Company will recover all such premiums paid by it, plus interest at the rate of 3% per annum, upon the earlier to occur of January 12, 2003, or the death of the survivor of Mr. Walter and his spouse.

(6) Amounts shown for fiscal 1997 are for January through June 1997. Mr. Zollars joined the Company in January 1997.

(7) Mr. Gerner joined the Company in October 1996 following the acquisition by the Company of PCI Services, Inc. (the "PCI Acquisition"). Compensation included in the Summary Compensation Table for Mr. Gerner excludes all compensation paid prior to the PCI Acquisition.

(8) Includes $400,000 paid to Mr. Gerner in consideration for noncompete covenants contained in Mr. Gerner's Employment Agreement (as described below under "Employment Agreements and Other Arrangements").

(9) In August 1998, Mr. Bearman announced that he had accepted a position with another company. He resigned as an executive officer of the Company in September 1998.

                    II. OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------------
                                          INDIVIDUAL   GRANTS
---------------------------------------------------------------------------------
                                          PERCENT OF
                             NUMBER OF       TOTAL                                      POTENTIAL REALIZABLE VALUE
                             SECURITIES     OPTIONS                                      AT ASSUMED ANNUAL RATES
                             UNDERLYING   GRANTED TO                                   OF STOCK PRICE APPRECIATION
                              OPTIONS      EMPLOYEES     EXERCISE                           FOR OPTION TERM(4)
                              GRANTED      IN FISCAL      PRICE      EXPIRATION
           NAME                (#)(1)       YEAR(2)     ($/SH)(3)       DATE          0% ($)     5% ($)      10% ($)
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------
Robert D. Walter               20,000        2.50        $61.063       7/21/07       $-0-     $  768,044     $1,946,374
                               42,845        5.35         81.69        3/2/08         -0-      2,201,136      5,578,111
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------

--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------
John C. Kane                   15,000        1.87        $61.063       7/21/07        $-0-    $  576,033     $1,459,780
                               23,014        2.87         81.69        3/2/08          -0-     1,182,330      2,996,258
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------

--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------
Robert J. Zollars              25,000        3.12        $80.8125      2/10/08        $-0-    $1,270,563     $3,219,858
                               15,000        1.87         81.69        3/2/08          -0-       770,616      1,952,892
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------

--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------
James F. Millar                15,000        1.87        $81.69        3/2/08         $-0-      $770,616     $1,952,892
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------

--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------
Daniel F. Gerner                6,931        0.87        $81.69        3/2/08         $-0-      $356,076       $902,366
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------

--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------
David Bearman                   9,178        1.15        $81.69        3/2/08         $-0-      $471,514     $1,194,910
--------------------------- ------------- ------------ ------------- ------------ ----------- ------------ --------------



(1) All options granted during the fiscal year to the named executives are nonqualified stock options and are exercisable on and after the third anniversary from the date of grant.

(2) Based on 800,974 options granted to all employees during the fiscal year ended June 30, 1998 under the Company's Equity Incentive Plan.

(3)  Market price on date of grant.

(4) These amounts are based on hypothetical appreciation rates of 0%, 5% and 10% and are not intended to forecast the actual future appreciation of the Company's stock price. No gain to optionees is possible without an actual increase in the price of the Company's Common Shares, which increase benefits all of the Company's shareholders.

                               III. AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FY-END OPTION VALUES
---------------------------------- -------------- ------------------ ------------------ ------------------------
                                                                         NUMBER OF             VALUE OF
                                                                        UNEXERCISED           UNEXERCISED
                                                                          OPTIONS            IN-THE-MONEY
                                                                         AT FY-END              OPTIONS
                                                                            (#)            AT FY-END ($) (2)
                                                                     ------------------ ------------------------
                                      SHARES            VALUE
                                    ACQUIRED ON       REALIZED         EXERCISABLE/          EXERCISABLE/
NAME                               EXERCISE (#)        ($) (1)         UNEXERCISABLE         UNEXERCISABLE
---------------------------------- -------------- ------------------ ------------------ ------------------------
Robert D. Walter                      29,297           $2,300,049     249,581/147,118   $17,607,788/$4,771,728
---------------------------------- -------------- ------------------ ------------------ ------------------------
John C. Kane                            -0-              -0-           220,463/92,433   $16,024,271/$3,104,977
---------------------------------- -------------- ------------------ ------------------ ------------------------
Robert J. Zollars                       -0-              -0-             0/78,577            $0/$1,856,931
---------------------------------- -------------- ------------------ ------------------ ------------------------
James F. Millar                        8,367          $512,019          70,483/51,254   $ 4,954,375/$1,785,249
---------------------------------- -------------- ------------------ ------------------ ------------------------
Daniel F. Gerner                        -0-              -0-             37,800/6,931   $    2,793,798/$83,588
---------------------------------- -------------- ------------------ ------------------ ------------------------
David Bearman                          7,200          $504,558          73,335/36,091   $ 5,101,633/$1,311,285
---------------------------------- -------------- ------------------ ------------------ ------------------------

(1) Value calculated as the difference between the fair market value of the Common Shares on the date of exercise and the option exercise price.

(2) Value calculated as the difference between the fair market value of the Common Shares on June 30, 1998 and the option exercise price.

SHAREHOLDER PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total return of Common Shares with the cumulative total return of the Standard & Poor's Composite - 500 Stock Index and the Value Line Health Care Sector Index, an independently prepared index which includes more than 70 companies in the health care industry (the "Value Line Health Care Index"). The graph assumes, in each case, an initial investment of $100 as of June 30, 1993 based on the market prices at the end of each fiscal year through and including June 30, 1998, with the Value Line Health Care Index investment weighted on the basis of market capitalization at the beginning of each such fiscal year, and assuming reinvestment of dividends (and taking into account all stock splits during such periods).


Fiscal Year                       1993         1994        1995         1996       1997       1998
------------------------------ ------------ ----------- ------------ ----------- ---------- ---------
S&P 500                          100.00       101.60      128.14       161.61     217.77     282.62
------------------------------ ------------ ----------- ------------ ----------- ---------- ---------
Cardinal Health, Inc.            100.00       172.41      208.36       318.68     380.07     623.24
------------------------------ ------------ ----------- ------------ ----------- ---------- ---------
Value Line Health Care Index     100.00       102.19      145.97       199.44     291.62     396.32
------------------------------ ------------ ----------- ------------ ----------- ---------- ---------

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

         Messrs. Zollars and Millar (each sometimes hereinafter referred to as the "Executive") have entered into employment agreements (the "Employment Agreements") with the Company. The Employment Agreements for Messrs. Zollars and Millar provide for an employment term of three years commencing on February 10 and May 12, 1998, respectively (the "Commencement Dates"). In addition to a base salary, the Employment Agreements provide for stock incentive awards as described in the Summary Compensation Table contained in this Proxy Statement, and an annual cash incentive payable under the standard terms of the Company's Management Incentive Plan or any successor to such plan in which other Company executives participate from time to time. The Employment Agreements provide that each of Messrs. Zollars and Millar will also be entitled to participate in the Company's group health, life, disability insurance and retirement savings plans. In addition, the Employment Agreements contain noncompete covenants effective throughout the term of the Executive's employment with the Company and for a period of one year thereafter. Under the Employment Agreements, if the Executive's employment is terminated without Cause by the Company or for Good Reason by the Executive (as those terms are defined in the Employment Agreements) (i) prior to the second anniversary of the applicable Commencement Date, then the Executive shall receive his base salary at the rate in effect on the date of termination through the end of the term of his Employment Agreement, plus an annual amount equal to his most recent annual bonus actually paid, at the same time and in the same manner as his bonus would have been paid during the remaining term of his Employment Agreement; or (ii) on or after the second anniversary of the applicable Commencement Date, then the Executive shall receive his base salary at the rate in effect on the date of termination for a period of one year from the date of such termination, plus an amount equal to his most recent annual bonus actually paid, at the same time and in the same manner as such annual bonus would have been paid had the Executive continued to be employed by the Company during such one year period. In addition, Mr. Zollars' Employment Agreement provides that if his employment is terminated without Cause by the Company or for Good Reason by the Executive, then, irrespective of when such termination occurs during the term of the Employment Agreement, the Company shall either accelerate the vesting of each stock option and restricted share granted to Mr. Zollars and which remains outstanding but has not vested as of the date of such termination in accordance with its terms, or arrange for Mr. Zollars to enjoy a status such that such options and restricted shares continue to vest in accordance with their terms in the same manner as would have occurred if Mr. Zollars had remained employed under the Employment Agreement.

         In connection with the PCI Acquisition, Mr. Gerner entered into an employment agreement (the "Gerner Employment Agreement") with PCI Services, Inc. ("PCI"), the performance of which is guaranteed by the Company. The Gerner Employment Agreement provides for an employment term of three years commencing on October 11, 1996. In addition to a base salary, cash bonus, use of a Company car and other fringe benefits applicable to other PCI executives, the Gerner Employment Agreement also provides for (i) stock incentive awards, as described in the Summary Compensation Table contained in this Proxy Statement, (ii) a fee (the "Noncompete/Incentive Fee") in the aggregate amount of $1.7 million payable in installments over a three-year period commencing October 11, 1996 in recognition of a covenant not to compete (effective throughout the term of Mr. Gerner's employment and for a period of three years thereafter) and services in connection with the PCI Acquisition, and (iii) annual payments (the "Retirement Payments") after retirement, death or disability of $240,000 per year until the death of both Mr. Gerner and his spouse. The Gerner Employment Agreement also provides that for seven years beginning on October 11, 1999, Mr. Gerner will serve as a consultant to PCI Services for an annual fee (the "Consulting Fee") of $225,000. If Mr. Gerner's employment is terminated without Cause by PCI or for Good Reason by Mr. Gerner (as those terms are defined in the Gerner Employment Agreement) during the term of such agreement, then Mr. Gerner shall receive (in addition to continuation of the Noncompete/Incentive Fee, the Retirement Payments and the Consulting Fee) his base salary at the rate in effect on the date of termination through the end of the term of such agreement, plus an annual amount equal to 50% of his most recent annual bonus actually paid at the same time and in the same manner as such annual bonus would have been paid during the remaining term of such agreement, plus continuation of group health benefits through the end of the term of such agreement.

         The Company's Stock Incentive Plan and Equity Incentive Plan each provide for acceleration of the vesting of stock options and restricted share awards based upon the occurrence of a change of control of the

Company. A change of control is defined generally as acquisition by an individual or group of 25% or more of the Common Shares, an involuntary change in the composition of at least a majority of the members of the Board of Directors, or approval by the Company's shareholders of a merger, reorganization, consolidation, liquidation, or sale of substantially all of the assets of the Company.


Compensation of Directors

         The Company's non-employee Directors ("Outside Directors") are paid $5,000 per quarter plus $1,750 for each Board meeting attended in person and $900 for each Board meeting attended telephonically. Outside Directors are also entitled to receive $900 for each Committee meeting attended (in person or telephonically). The Company also reimburses Outside Directors for out-of-pocket travel expenses incurred in connection with attendance at Board and Committee meetings. Employee Directors do not receive additional compensation in their capacity as a Director.

         Pursuant to the Company's Equity Incentive Plan as currently in effect, options to purchase that number of Common Shares having a fair market value of $100,000 on the date of grant are automatically granted on an annual basis to each Outside Director who has served as such for three consecutive annual meetings. The exercise price of these options is the fair market value of the Common Shares on the date of grant. In addition, options to purchase that number of Common Shares having a fair market value of $150,000 on the date of grant are automatically made to each Outside Director subsequently added to the Board. The exercise price of these options is the fair market value of Common Shares on the date of grant. All grants to Outside Directors under the Equity Incentive Plan vest immediately, are exercisable for ten years from the date of grant, and are subject to adjustment for subsequent stock dividends, splits, and other changes in the Company's capital structure. If an Outside Director ceases to serve as such, then options previously granted under the Equity Incentive Plan lapse unless exercised within six months (one year in the case of an Outside Director's death). Options granted under the Equity Incentive Plan are treated as "nonqualified options" under the Code. On November 5, 1997, Messrs. Finn, Gerbig, Havens, Manser, McCoy, and Van Fossen, Mrs. Herzlinger and Dr. Robertson each were granted an option to purchase 1,335 Common Shares in accordance with the provisions of the Equity Incentive Plan.

PROPOSAL 1 - ELECTION OF NOMINEES FOR DIRECTORS OF THE COMPANY AT THE ANNUAL MEETING

         The Company's Board of Directors has nominated Robert L. Gerbig, George
R. Manser, Jerry E. Robertson and Melburn G. Whitmire to serve as a Director of the Company for a term of three years and until his successor is duly elected and qualified. Each of Messrs. Gerbig, Manser, Robertson and Whitmire currently serve as a Director of the Company. The Board of Directors recommends that the Company's shareholders elect these nominees to serve as more fully described under "Election of Directors" in this Proxy Statement.


PROPOSAL 2 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

         The Company's Board of Directors has authorized an amendment to Section 1 of Article Fourth of the Company's Articles of Incorporation to increase the authorized number of Common Shares from three hundred million to five hundred million, and recommends that the Company's shareholders approve and adopt the amendment. The full text of Section 1 of Article Fourth reflecting this amendment is attached to this Proxy Statement as Annex A.

         As of September 25, 1998, 133,791,272 Common Shares were outstanding, 289,414 Common Shares were held in treasury, and approximately 7,003,975 Common Shares were reserved for issuance under stock incentive plans or outstanding stock option awards. The additional Common Shares for which authorization is sought would have the same rights and privileges as the Common Shares presently outstanding. Holders of Common Shares have no preemptive rights to subscribe to or for any additional shares of the Company.

         On August 12, 1998, the Company's Board of Directors authorized a three-for-two stock split of the Company's Common Shares payable on October 30, 1998, to shareholders of record at the close of business on October 9, 1998. The Company has reserved approximately an additional 66,895,636 Common Shares to effect this stock split, and has an adequate number of authorized but unissued Common Shares available to complete the stock split without taking into account the increase in authorized Common Shares described in this proposal. As of September 25, 1998, taking into account Common Shares already reserved as described above, a balance of approximately 92,309,100 authorized Common Shares would have been available for issuance without shareholder action. The Board of Directors believes that absent the proposed increase and after the stock split, there could be an insufficient number of authorized shares available to meet the future needs of the Company.

         Although the Company has no present plan, agreement or commitment for the issuance of additional Common Shares other than those described above or below as of the date of this Proxy Statement, the Company's Board of Directors believes that the number of Common Shares available for issuance could be insufficient to meet the Company's future share requirements. The Company's Board of Directors believes that it is desirable to have additional authorized but unissued Common Shares available for possible future share dividends or splits, employee benefit programs, financing and acquisition transactions, and other general corporate purposes. For example, the Company issued 6,969,836 Common Shares pursuant to a 25% stock split in June 1994 and 33,410,962 Common Shares pursuant to a three-for-two stock split in December 1996; 1,866,949 Common Shares in a registered public offering in September 1994; and approximately 67,376,000 Common Shares and options to purchase Common Shares in connection with acquisition transactions completed since February 1994. Although there can be no assurance that similar transactions will occur in the future, the Board believes that it is in the Company's best interests to have Common Shares available for such purposes if conditions warrant. The additional Common Shares would be available for issuance without further action by the Company's shareholders, unless such action is required by applicable law or the rules of the New York Stock Exchange on which the Common Shares are currently listed or any other stock exchange on which the Company's securities may be listed in the future. The authorization of additional Common Shares may enable the Company, as the need arises, to take timely advantage of market conditions and the availability of acquisition and other opportunities without the potential delay and expense associated with the holding of a special meeting of its shareholders, where the issuance of such Common Shares would not otherwise require shareholder action. Although the Company continually evaluates possible candidates for acquisitions and intends to seek additional acquisitions in the health care field, as of the date of this Proxy Statement no material acquisition has been agreed upon or become the subject of a letter of intent or agreement-in-principle. Such acquisitions often involve the issuance of common shares.

                  Although any proposal to increase the authorized capital stock of a company may be construed as having an anti-takeover effect, neither management of the Company nor its Board of Directors views this proposal in that perspective. The proposal has not been prompted by any effort by anyone to gain control of the Company and the Company is not aware of any such effort as of the date of this Proxy Statement. However, the authorized and unissued Common Shares could be issued for the purpose of discouraging an attempt by another person or entity, through the acquisition of a substantial number of Common Shares, to acquire control of the Company with a view to effecting a merger, sale of the Company's assets, or similar transaction, since the issuance by the Company of Common Shares could be used to dilute the share ownership or voting rights of such a person or entity. Further, any of such authorized but unissued Common Shares could be privately placed with purchasers who might support incumbent management, making a change in control of the Company more difficult.

         Under Ohio law and the Company's Articles of Incorporation, the affirmative vote of the holders of a majority of the outstanding Common Shares is required for approval of this proposal. Broker non-votes and abstentions will have the same effect as votes against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3 - AMENDMENT AND RESTATEMENT OF THE COMPANY'S CODE OF REGULATIONS

         The Board of Directors has authorized an amendment and restatement of the Company's Code of Regulations. The form of the Restated Code of Regulations, as proposed to be amended, is attached to this Proxy Statement as Annex B. The proposed amendments to the Code of Regulations relate primarily to (i) an increase to the maximum number of members of the Company's Board of Directors from fourteen to sixteen; and (ii) the addition of a new section to the Code of Regulations requiring advance notice by a shareholder in order to nominate one or more persons for election to the Board of Directors or to submit a proposal for consideration at any meeting of shareholders. There are other non-material proposed amendments to the Code of Regulations which are set forth in Annex B. Shareholders are urged to carefully read Annex B in its entirety.

         Section 2.2 of the Company's Code of Regulations presently provides that the number of Directors may be increased or decreased by action of the Board of Directors upon the majority vote of the Board, but in no case shall the number of Directors be fewer than nine or more than fourteen without shareholder approval. The Company currently has thirteen Directors, divided into two classes of four members each and one class of five members. Although the Company has no present plan, agreement or commitment for the expansion of the Board of Directors as of the date of this Proxy Statement, the Board of Directors believes that increasing the potential maximum number of directors from fourteen to sixteen would provide additional flexibility to accommodate additional qualified nominees, whether in connection with future acquisition transactions or otherwise. The Code of Regulations currently requires, and would continue to provide, that (a) any proposal to either remove a Director during his or her term of office or to further amend the Code of Regulations relating to the classification, number, or removal of Directors be approved by the affirmative vote of the holders of not less than 75% of the shares having voting power with respect to such proposal; and (b) the Board of Directors may fill any vacancy with a person who shall serve until the Company's shareholders hold an election to fill the vacancy. The proposed expansion of the maximum number of members of the Board of Directors is contained in Section 2.2 of the proposed Restated Code of Regulations, which is attached to this Proxy Statement as Annex B.

         A new Section 1.5 to the Code of Regulations has been proposed by the Board of Directors in light of recent amendments to Rule 14a-4 of the Securities Exchange Act of 1934 and to provide for a more orderly conduct of shareholder meetings, so that all shareholders may have adequate notice of nominations and business to be conducted. The amendments to Rule 14a-4 provide that a company generally may exercise discretionary voting authority with respect to shareholder proposals unless the company had notice of the matter (a) more than 45 days prior to the first anniversary of the mailing of the prior year's proxy material, or (b) in the case of an overriding advance notice provision in the company's articles of incorporation or code of regulations, the date provided by such provision, whether earlier or later. The proposed Section 1.5 is intended to be such an overriding advance notice provision and provides that to be timely with respect to an annual meeting, a shareholder's notice must be given to the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. With respect to a special shareholders meeting at which directors are to be elected pursuant to the Company's notice of meeting, proposed Section 1.5 provides that to be timely, a shareholder's notice must be given to the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the special meeting and of the nominees by the Board of Directors to be elected at such meeting. The Company's Board of Directors believes that this advance notice requirement provides adequate notice consistent with the proxy mailing schedules of most companies, and is valid and appropriate under Ohio law. The full text of proposed Section 1.5 is included in Annex B and shareholders are urged to read it carefully in its entirety.

         Because of the proposed amendment to Section 2.2 of the Code of Regulations, under Ohio law and the Company's Code of Regulations, the affirmative vote of the holders of 75% of the Company's outstanding

Common Shares is required for the approval of this proposal. Broker non-votes and abstentions will have the same effect as votes against the proposal.

         The Board of Directors recommends a vote FOR this proposal.

PROPOSAL 4 - AMENDMENT OF THE COMPANY'S EQUITY INCENTIVE PLAN TO AUTHORIZE ADDITIONAL COMMON SHARES AVAILABLE FOR GRANT

GENERAL

         The Company's Board of Directors adopted the Cardinal Health, Inc. Equity Incentive Plan (the "Equity Incentive Plan") in August 1995, and it was approved by the Company's shareholders at the 1995 Annual Meeting of Shareholders. The Board of Directors has approved the amendments to the Equity Incentive Plan described below and directed that such amendments be submitted to the Company's shareholders for approval. Such amendments will not be effective absent shareholder approval.

DESCRIPTION OF THE AMENDMENTS

         Under the Equity Incentive Plan, as presently in effect, awards of options to purchase Common Shares, restricted shares, performance shares, performance share units and incentive compensation restricted shares (collectively, "Equity Incentives") may be made to officers and other key employees of the Company or its subsidiaries, and option awards ("Outside Director Options") are automatically made to Outside Directors of the Company under the Equity Incentive Plan pursuant to an established formula. Currently, the aggregate number of Common Shares with respect to which awards may be made under the Equity Incentive Plan is 3,000,000, subject to appropriate adjustment upon the occurrence of certain events, including stock dividends, stock splits, share combinations, corporate separations or divisions or other capital adjustments. If any Equity Incentive or Outside Director Option granted under the Equity Incentive Plan expires, terminates or is surrendered or canceled without having been exercised in full, the Common Shares subject thereto are again available under the Equity Incentive Plan. Since its adoption in 1995 and through September 25, 1998, awards covering an aggregate of approximately 2,664,250 Common Shares have been granted under the Equity Incentive Plan, and approximately 640,000 Common Shares remained available for future grant under the Equity Incentive Plan as of September 25, 1998.

         As proposed to be amended, the total number of Common Shares available for grant of awards under the Equity Incentive Plan would be an amount equal to the sum of (a) 1.5% of the total outstanding Common Shares as of the last day of the Company's immediately preceding fiscal year, plus (b) the number of Common Shares available for grant under the Equity Incentive Plan as of November 23, 1998, plus (c) any Common Shares related to awards that expire or are unexercised, forfeited, terminated, cancelled, settled in such a manner that all or some of the Common Shares covered by an award are not issued to a participant, or returned to the Company in payment of the exercise price or tax withholding obligations in connection with outstanding awards, plus (d) any unused portion of the Common Shares available under clause (a) above for the previous two fiscal years as a result of not being used in such previous two fiscal years (but not prior to the Company's fiscal year ending June 30, 1999). Notwithstanding the foregoing, if PROPOSAL 4 is adopted by shareholders, then for the Company's fiscal year ending June 30, 1999, the number of total outstanding Common Shares in section (a) above, will be calculated as of November 23, 1998, rather than June 30, 1998 (the last day of the immediately preceding fiscal year). If such calculation were made as of September 25, 1998, assuming PROPOSAL 4 is adopted by shareholders, the maximum additional number of Common Shares available for grant in fiscal 1999 under section (a) above would be approximately 2,000,000. In addition, under the proposed amendment, the total number of Common Shares available for grant under the Equity Incentive Plan as "incentive stock options" (as defined in the Code) would be 3,000,000. The limit on the number of Common Shares that may be made subject to awards to any one individual during any single fiscal year of the Company will remain at 375,000.

         As described under the heading, "Compensation Committee Report" of this Proxy Statement, the Company makes annual grants of stock options to its management personnel, including its executive officers. During the fiscal year ended June 30, 1998, the Company granted awards under the Equity Incentive Plan covering an aggregate of approximately 846,200 Common Shares. As the Company continues to grow and add employees, it anticipates an increase in the aggregate number of Common Shares subject to grants under the Equity Incentive Plan each year. For example, the Company acquired Scherer in August 1998, and anticipates including eligible Scherer managers in the Company's annual option grant effective in fiscal 1999. Without authorizing additional Common Shares available for grant under the Equity Incentive Plan, the Company would be unable to continue its annual grant program, and could be disadvantaged in attracting and retaining key management personnel. The formula described above for increasing the authorized Common Shares eligible for grant under the Company's Equity Incentive Plan will also correlate, on an annual basis, with the growth in the Company's outstanding Common Shares and facilitate future awards without the potential delay and expense associated with the holding of a meeting of the Company's shareholders. The full text of Section 4 to the Equity Incentive Plan reflecting this amendment is attached to this Proxy Statement as Annex C.

         Under applicable law and the New York Stock Exchange Rules, the affirmative vote of the holders of a majority of the Common Shares entitled to vote and present or represented by proxy at the Annual Meeting will be required for approval of this proposal. Broker non-votes and abstentions will have the same effect as votes against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


PROPOSAL 5 - AMENDMENT OF THE COMPANY'S PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN

GENERAL

         On August 14, 1996, the Company's Board of Directors adopted the Cardinal Health, Inc. Performance-Based Incentive Compensation Plan (the "Performance-Based Plan"). The material terms of the performance goals under the Performance-Based Plan were approved by the Company's shareholders at the 1996 Annual Meeting of Shareholders. The purpose of the Performance-Based Plan is to give the Company a competitive advantage in attracting, retaining and motivating executives and to provide the Company with the ability to provide incentive compensation that is linked to the profitability of the Company's businesses and increases in shareholder value, which incentive compensation is not subject to the deduction limitation rules of ss.162(m) of the Code (See "Compensation Committee Report" in this Proxy Statement). On September 3, 1998, the Board of Directors approved the proposed amendment to the Performance-Based Plan described below, and directed that such amendment be submitted to the Company's shareholders for approval. Such amendment will not be effective absent shareholder approval.

DESCRIPTION OF THE AMENDMENTS

         Under the Company's Performance-Based Plan, the performance goals for awards are based upon the achievement of targeted measures of return on equity, earnings per share, earnings from operations, and/or such other objective business criteria as the Company's shareholders may approve from time to time. The Company's Compensation Committee approved an award under the Performance-Based Plan to one Company executive in fiscal 1998 (see "Compensation Committee Report"), and anticipates awards under the Performance-Based Plan to two Company executives in fiscal 1999. Currently, the maximum award that may be paid to a participant for any performance period is $1 million times the number of twelve-month periods contained within the performance period. Under the proposed amendments to the Performance-Based Plan, the maximum award that may be paid to a participant for any performance period would be increased to $3 million times the number of twelve-month periods contained within the performance period.

         As more fully described in the "Compensation Committee Report" in this Proxy Statement, the Company's Board of Directors has endorsed an executive compensation philosophy that differentiates compensation results based upon corporate, business unit and individual performance and that rewards Company executives with incentive compensation at or above competitive levels if performance is superior. In connection with implementing this philosophy with performance-based incentives in a manner that is not subject to the Dollar Limitation rules of ss.162(m) of the Code, the Board of Directors has determined that the maximum award potential for any individual under the Performance-Based Plan should be increased from $1 million in any twelve-month period to $3 million. This proposed change is consistent with the Company's executive compensation philosophy, and considered necessary by the Board of Directors in order to have the ability to attract, retain and compensate senior executive talent in a tax efficient manner as the Company continues to grow. In making this determination, the Board considered information gathered from independent compensation surveys for companies which include, but are not the same as, those in the Value Line Health Care Index utilized in the Shareholder Performance Graph set forth on page 15. In order to effect such an amendment to the Performance-Based Plan, shareholder approval is required. Therefore, the shareholders are being asked to approve PROPOSAL 5 to amend the Performance-Based Plan to allow for a maximum award potential for a participant in any performance period of $3 million times the number of twelve-month periods in the performance period.

         In connection with implementation of the Company's compensation philosophy, the Compensation Committee approved a target award under the Performance-Based Plan for Mr. Walter for the fiscal year ending June 30, 1999, of $1.2 million. Eligibility for payment of the portion of the target award in excess of $1 million is contingent upon shareholder approval of the proposed amendment to the Performance-Based Plan.

         Under applicable law, (i) the affirmative vote of the holders of a majority of the Common Shares entitled to vote on this matter and present or represented by proxy at the Annual Meeting will be required for approval of this proposal; (ii) broker non-votes are not considered shares entitled to vote on this matter and therefore will have no effect on this proposal; and (iii) abstentions will have the same effect as votes against the proposal.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                             SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal for the Company's 1999 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at its principal executive offices not later than May 31, 1999. The Company will not be required to include in its proxy statement a form of proxy or shareholder proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission. If PROPOSAL 3 is adopted at the 1998 Annual Meeting, the Company may generally exercise discretionary voting authority at the 1999 Annual Meeting with respect to any shareholder proposal for which notice has not been given between July 26 and August 25, 1999. In addition, if PROPOSAL 3 is adopted, to be considered at the 1999 Annual Meeting of Shareholders, shareholder nominations and shareholder proposals generally must be received by the Company between July 26 and August 25, 1999.


                        SELECTION OF INDEPENDENT AUDITORS

         On August 12, 1998, the Company's Board of Directors selected Deloitte & Touche LLP to serve as the independent auditors for the Company and its subsidiaries for the fiscal year ending June 30, 1999. The selection of Deloitte & Touche LLP as the auditors for the Company was recommended to the Company's Board of Directors by the Audit Committee of the Board. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement about the Company's financial condition, if they desire to do so, and to respond to appropriate questions.

                                  OTHER MATTERS

         This solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, telegraph, or other means of communication. These persons will receive no additional compensation for solicitation of proxies but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained Morrow & Co., Inc. at an estimated cost of $25,000, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made by the Company with custodians, nominees, and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         If the enclosed proxy is executed and returned, the Common Shares represented thereby will be voted in accordance with any specifications made by the shareholder. In the absence of any such specification, such proxies will be voted FOR adoption of the amendment to the Company's Articles of Incorporation, FOR adoption of the amendment and restatement of the Company's Code of Regulations, FOR adoption of the amendment to the Company's Equity Incentive Plan and FOR adoption of the amendment to the Company's Performance-Based Incentive Compensation Plan. With respect to the election of Directors, proxies returned without specifications made by the shareholder will be voted to elect four Directors as set forth under "Election of Directors" above. Although management does not presently anticipate cumulating votes pursuant to proxies it obtains as a result of this solicitation, it reserves the right to cumulate such votes and vote for less than all of the Director nominees named herein.

         The presence of any shareholder at the Annual Meeting will not operate to revoke his or her proxy. A proxy may be revoked at any time insofar as it has not been exercised by giving written notice to the Company or in open meeting or by executing and forwarding a later-dated proxy to the Company.

         If any other matters shall properly come before the Annual Meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board of Directors does not know of any other matters which will be presented for action at the Annual Meeting.

         By order of the Board of Directors.




                                           GEORGE H. BENNETT, JR., Secretary

September 28, 1998

                                                                         ANNEX A


                       AMENDED SECTION 1 TO ARTICLE FOURTH

         Resolved, that Section 1 of Article FOURTH of the Amended and Restated Articles of Incorporation, as amended, of Cardinal Health, Inc. be, and the same hereby is, deleted in its entirety and there is substituted therefor the following:


         FOURTH: Section 1. Authorized Shares. The maximum aggregate number of shares which the corporation is authorized to have outstanding is 505,500,000 consisting of 500,000,000 common shares, without par value ("Class A Common Shares"), 5,000,000 Class B common shares, without par value ("Class B Common Shares") (the Class A Common Shares and the Class B Common Shares are sometimes referred to herein collectively as the "Common Shares"), and 500,000 nonvoting preferred shares, without par value.

                                                                         ANNEX B



                          RESTATED CODE OF REGULATIONS


                                       OF



                              CARDINAL HEALTH, INC.

                                TABLE OF CONTENTS

                                                                                                                      Page
ARTICLE 1   MEETINGS OF SHAREHOLDERS....................................................................................3
         Section 1.1     ANNUAL MEETING.................................................................................3
         Section 1.2     SPECIAL MEETINGS...............................................................................3
         Section 1.3     PLACE OF MEETINGS..............................................................................3
         Section 1.4     NOTICE OF MEETINGS.............................................................................3
         Section 1.5     NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS.................................................5
         Section 1.6     WAIVER OF NOTICE...............................................................................7
         Section 1.7     QUORUM.........................................................................................7
         Section 1.8     ORGANIZATION...................................................................................7
         Section 1.9     ORDER OF BUSINESS..............................................................................7
         Section 1.10    VOTING.........................................................................................7
         Section 1.11    PROXIES........................................................................................8
         Section 1.12    INSPECTORS OF ELECTIONS........................................................................8
         Section 1.13    RECORD DATE....................................................................................8
         Section 1.14    LIST OF SHAREHOLDERS AT MEETING................................................................8
         Section 1.15    ACTION IN WRITING IN LIEU OF MEETING...........................................................8
ARTICLE 2   BOARD OF DIRECTORS..........................................................................................8
         Section 2.1     GENERAL POWERS OF BOARD........................................................................9
         Section 2.2     NUMBER AND CLASSIFICATION......................................................................9
         Section 2.3     COMPENSATION AND EXPENSES......................................................................9
         Section 2.4     ELECTION OF DIRECTORS..........................................................................9
         Section 2.5     TERM OF OFFICE.................................................................................9
         Section 2.6     RESIGNATIONS...................................................................................9
         Section 2.7     REMOVAL OF DIRECTORS..........................................................................10
         Section 2.8     VACANCIES.....................................................................................10
         Section 2.9     ORGANIZATION OF MEETINGS......................................................................10
         Section 2.10    PLACE OF MEETINGS.............................................................................10
         Section 2.11    REGULAR MEETINGS..............................................................................10
         Section 2.12    SPECIAL MEETINGS..............................................................................10
         Section 2.13    NOTICES OF MEETINGS...........................................................................10
         Section 2.14    NOTICE OF ADJOURNMENT OF MEETING..............................................................11
         Section 2.15    QUORUM AND MANNER OF ACTING...................................................................11
         Section 2.16    ORDER OF BUSINESS.............................................................................11
         Section 2.17    ACTION IN WRITING IN LIEU OF MEETING..........................................................11
         Section 2.18    EXECUTIVE AND OTHER COMMITTEES................................................................12
ARTICLE 3   OFFICERS...................................................................................................12
         Section 3.1     NUMBER AND TITLES.............................................................................12
         Section 3.2     ELECTION, TERMS OF OFFICE, QUALIFICATIONS, AND COMPENSATION...................................12
         Section 3.3     ADDITIONAL OFFICERS, AGENTS, ETC..............................................................12
         Section 3.4     REMOVAL.......................................................................................13
         Section 3.5     RESIGNATIONS..................................................................................13
         Section 3.6     VACANCIES.....................................................................................13
         Section 3.7     POWERS, AUTHORITY, AND DUTIES OF OFFICERS.....................................................13

ARTICLE 4   SHARES AND THEIR TRANSFER..................................................................................13
         Section 4.1     CERTIFICATES FOR SHARES.......................................................................13
         Section 4.2     TRANSFER OF SHARES............................................................................14
         Section 4.3     REGULATIONS...................................................................................14
         Section 4.4     LOST, DESTROYED OR STOLEN CERTIFICATES........................................................14
ARTICLE 5   EXAMINATION OF BOOKS BY SHAREHOLDERS.......................................................................14
ARTICLE 6   INDEMNIFICATION AND INSURANCE..............................................................................15
         Section 6.1     COSTS INCURRED................................................................................15
         Section 6.2     INDEMNIFICATION PROCEDURE.....................................................................15
         Section 6.3     ADVANCE PAYMENT OF COSTS......................................................................16
         Section 6.4     NON-EXCLUSIVE.................................................................................16
         Section 6.5     INSURANCE.....................................................................................16
         Section 6.6     SURVIVAL......................................................................................16
         Section 6.7     SUCCESSORS....................................................................................16
ARTICLE 7   SEAL.......................................................................................................16
ARTICLE 8   FISCAL YEAR................................................................................................16
ARTICLE 9   CONTROL SHARE ACQUISITIONS.................................................................................17
ARTICLE 10  AMENDMENT OF REGULATIONS...................................................................................17



                                    ARTICLE 1
                            Meetings of Shareholders


          Section 1.1 Annual Meeting. The annual meeting of the shareholders, for the purpose of electing directors and transacting such other business as may come before the meeting, shall be held on such date and at such time during the first six months of each fiscal year of the Company as may be fixed by the board of directors and stated in the notice of the meeting.

          Section 1.2 Special Meetings. A special meeting of the shareholders may be called by the chairman of the board, or the president, or a majority of the directors acting with or without a meeting, or the holders of shares entitling them to exercise twenty-five percent of the voting power of the Company entitled to be voted at the meeting. Upon delivery to the chairman, president, or secretary of a request in writing for a shareholders' meeting by any persons entitled to call such meeting, the officer to whom the request is delivered shall give notice to the shareholders of such meeting. Any such request shall specify the purposes and the date and hour for such meeting. The date shall be at least 14 and not more than 65 days after delivery of the request. If such officer does not call the meeting within five days after any such request, the persons making the request may call the meeting by giving notice as provided in Section 1.4 or by causing it to be given by their designated representative.

          Section 1.3 Place of Meetings. All meetings of shareholders shall be held at such place or places, within or without the State of Ohio, as may be fixed by the board of directors or, if not so fixed, as shall be specified in the notice of the meeting.

         Section 1.4 Notice of Meetings. Every shareholder shall furnish the secretary of the Company with an address at which notices of meetings and all other corporate notices may be served on or mailed to him. Except as otherwise expressly required by law, notice of each shareholders' meeting, whether annual or special, shall, not more than 60 days and at least 7 days before the date specified for the meeting, be given by the chairman, president, or secretary or, in case of their refusal or failure to do so, by the person or persons entitled to call such meeting, to each shareholder entitled to notice of the meeting, by delivering a written or printed notice personally or by mailing the notice in a postage-prepaid envelope addressed to him or her at his or her address furnished by him or her as above provided, or, if he or she shall not have furnished such address, at his or her post office address last known to the sender. Except when expressly required by law, no publication of any notice of a shareholders meeting shall be required. If shares are transferred after notice has been given, notice need not be given to the transferee. A record date may be fixed for determining the shareholders entitled to notice of any meeting of shareholders, in accordance with the provisions of Section 1.13. Every notice of a shareholders' meeting, besides stating the time and place of the meeting, shall state briefly the purposes of the meeting as may be specified by the person or persons requesting or calling the meeting. Only the business provided for in such notice shall be considered at the meeting. Notice of the adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at the meeting.



--------------------------------------------------------------------------------

         Section 1.5.  Notice of Shareholder Business and Nominations.

                  (A) Annual Meetings of Shareholders. (1) Nominations of persons for election to the board of directors of the Company and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the board of directors or (c) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in this Section 1.5, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.5.

                           (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause
         (c) of paragraph (A)(1) of this Section 1.5, the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.



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                           (3) Notwithstanding anything in the second sentence
         of paragraph (A)(2) of this Section 1.5 to the contrary, in the event that the number of directors to be elected to the board of directors of the Company is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the Company at least 100 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 1.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

                  (B) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to a notice of meeting given pursuant to Section 1.3. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Company's notice of meeting (1) by or at the direction of the Board of Directors or (2) by any shareholder of the Company who is a shareholder of record at the time of giving of notice provided for in this Section 1.5, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.5. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company's notice of meeting, if the shareholder's notice required by paragraph (A)(2) of this Section 1.5 shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

                  (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this
         Section 1.5. Except as otherwise provided by law, the Articles of Incorporation of the Company or these Regulations, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.5 and, if any proposed nomination or business is not in compliance with this Section 1.5, to declare that such defective proposal or nomination shall be disregarded.


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                           (2) For purposes of this Section 1.5, "public
         announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                           (3) Notwithstanding the foregoing provisions of this
         Section 1.5, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.5. Nothing in this Section 1.5 shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of preferred shares of the Company to elect directors under specified circumstances.

         Section 1.6 Waiver of Notice. Any shareholder, either before or after any meeting, may waive any notice required by law, the articles, or these regulations. Waivers must be in writing and filed with or entered upon the records of the meeting. Notice of a meeting will be deemed to have been waived by any shareholder who attends the meeting either in person or by proxy, and who does not, before or at the commencement of the meeting, protest the lack of proper notice.

         Section 1.7 Quorum. The holders of shares entitling them to exercise a majority of the voting power of the Company entitled to vote at a meeting, present in person or by proxy, shall constitute a quorum for the transaction of business, except when a greater number is required by law, the articles of incorporation, or these regulations. In the absence of a quorum at any meeting or any adjournment of the meeting, the holders of shares entitling them to exercise a majority of the voting power of the shareholders present in person or by proxy and entitled to vote may adjourn the meeting from time to time. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 1.8 Organization. At each shareholders meeting the chairman of the board, or, in the chairman's absence, the president, or, in the absence of both of them, any vice president, or, in the absence of any vice president, a chairman chosen by the holders of shares entitling them to exercise a majority of the voting power of the shareholders present in person or by proxy and entitled to vote, shall act as chairman, and the secretary of the Company, or, in the secretary's absence, any assistant secretary, or, in the absence of all of them, any person whom the chairman of the meeting appoints, shall act as secretary of the meeting.

         Section 1.9 Order of Business. The order of business at each shareholders meeting shall be fixed by the chairman of the meeting at the beginning of the meeting but may be changed by the vote of the holders of shares entitling them to exercise a majority of the voting power of the shareholders present in person or by proxy and entitled to vote.

         Section 1.10 Voting. Each holder of a share or shares of the class or classes entitled to vote by law or the articles of incorporation shall be entitled to one vote in person or by proxy for



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                                                                          Page 7
each such share registered in the holder's name on the books of the Company. As provided in Section 1.12, a record date for determining which shareholders are entitled to vote at any meeting may be fixed. Shares of its own stock belonging to the Company shall not be voted directly or indirectly. Persons holding voting shares in a fiduciary capacity shall be entitled to vote the shares so held. A shareholder whose shares are pledged shall be entitled to vote the shares standing in his or her name on the books of the Company. Upon a demand by any shareholder present in person or by proxy at any meeting and entitled to vote, any vote shall be by ballot. Each ballot shall be signed by the shareholder or such shareholder's proxy and shall state the number of shares voted by such shareholder. Otherwise, votes shall be made orally.

         Section 1.11 Proxies. Any shareholder who is entitled to attend or vote at a shareholders meeting shall be entitled to exercise such right and any other of his or her rights by proxy or proxies appointed by a writing signed by such shareholder, which need not be witnessed or acknowledged. Except as otherwise specifically provided in these regulations, actions taken by proxy shall be governed by the provisions of Section 1701.48, Ohio Revised Code, or any future statute of like tenor or effect, including the provisions relating to the sufficiency of the writing, duration of the validity of the proxy, power of substitution, revocation, and all other provisions.

         Section 1.12 Inspectors of Elections. Inspectors of elections may be appointed and act as provided in Section 1701.50, Ohio Revised Code, or any future statute of like tenor or effect.

         Section 1.13 Record Date. The board of directors may fix a record date for any lawful purpose, including without limitation the determination of shareholders entitled to: (a) receive notice of or to vote at any meeting, (b) receive payment of any dividend or other distribution, (c) receive or exercise rights of purchase of, subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (d) participate in the execution of written consents, waivers, or releases. Any such record date shall not be more than sixty days preceding the date of such meeting, the date fixed for the payment of any dividend or other distribution, or the date fixed for the receipt or the exercise of rights, as the case may be.

         Section 1.14 List of Shareholders at Meeting. Upon request of any shareholder at any meeting of shareholders, there shall be produced at the meeting an alphabetically arranged list, or classified lists, of the shareholders of record as of the applicable record date who are entitled to vote, showing their respective addresses and the number and classes of shares held by them.

         Section 1.15 Action in Writing in Lieu of Meeting. Any action which may be authorized or be taken at a meeting of the shareholders, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to notice of a meeting of the shareholders held for that purpose.



                                    ARTICLE 2
                               Board of Directors

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                                                                          Page 8
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         Section 2.1 General Powers of Board. The powers of the Company shall be exercised, its business and affairs shall be conducted, and its property shall be controlled by the board of directors, except as otherwise provided by law of Ohio, the articles, or these regulations.


         Section 2.2 Number and Classification. The number of directors of the Corporation shall be thirteen (13). The number of directors may be increased or decreased by action of the board of directors upon the vote of a majority of the board; provided, however, that in no case shall the number of directors be fewer than nine (9) or more than sixteen (16) without an amendment to this Section 2.2 approved in the manner specified in Article 10 of these regulations; and provided further that no decrease in the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. The directors shall be divided into three classes. The term of office of the first class shall expire at the 2000 annual meeting of shareholders, the term of office of the second class shall expire at the 2001 annual meeting of shareholders, and the term of office of the third class shall expire at the 2002 annual meeting of shareholders. At each annual meeting of shareholders, directors elected to succeed those whose terms then expire shall be elected for a term of office expiring at the annual meeting of shareholders during the third year after their election. In case of any increase in the number of directors (after a reduction below sixteen), the additional directors shall be distributed among the several classes so as to make the classes as nearly equal in number as possible.

         Section 2.3 Compensation and Expenses. The directors shall be entitled to such compensation, on a monthly or annual basis, or on the basis of meetings attended, or on both bases, as the board of directors may from time to time determine and establish. No director shall be precluded from serving the Company as an officer or in any other capacity, or from receiving compensation for so serving. Directors may be reimbursed for their reasonable expenses incurred in the performance of their duties, including the expense of traveling to and from meetings of the board, if such reimbursement is authorized by the board of directors.


         Section 2.4 Election of Directors. At each meeting of the shareholders for the election of directors of a particular class at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected the directors of that class. Any shareholder may cumulate his or her votes at an election of directors upon fulfillment of the conditions prescribed in Section 1701.55, Ohio Revised Code, or any future statute of like tenor or effect.

         Section 2.5 Term of Office. Each director shall hold office until the annual meeting of shareholders in the year of the expiration of his or her term of office, or, if the election of directors shall not be held at that annual meeting, until a special meeting of the shareholders for the purpose of electing directors is held as provided in Section 1.2, or the taking of action by all the shareholders in writing in lieu of either such meetings, and in any case until his or her successor is elected and qualified or until his or her earlier resignation, removal from office, or death.



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                                                                          Page 9

         Section 2.6 Resignations. Any director may resign by giving written notice to the chairman, the president, or the secretary of the Company. Such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.


         Section 2.7 Removal of Directors. All the directors, or all the directors of a particular class, or any individual director may be removed from office, without assigning any cause, by the affirmative vote of the holders of record of not less than 75 percent of the shares having voting power of the Company with respect to the election of directors, provided that unless all the directors, or all the directors of a particular class, are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his or her removal which, if cumulatively voted at an election of all the directors, or all the directors of a particular class, as the case may be, would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Any director may also be removed by the board of directors for any of the causes specified in Section 1701.58(B), Ohio Revised Code, or any future statute of like tenor or effect.


         Section 2.8 Vacancies. A vacancy in the board of directors may be filled by majority vote of the remaining directors, even though they are less than a quorum, until the shareholders hold an election to fill the vacancy. Shareholders entitled to elect directors may elect a director to fill any vacancy in the board (whether or not the vacancy has previously been temporarily filled by the remaining directors) at any shareholders meeting called for that purpose.


         Section 2.9 Organization of Meetings. At each meeting of the board of directors, the chairman of the board, or, in his or her absence, the president, or, in his or her absence, a chairman chosen by a majority of the directors present, shall act as chairman. The secretary of the Company, or, if the secretary shall not be present, any person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting.


         Section 2.10 Place of Meetings. Meetings of the board shall be held at such place or places, within or without the State of Ohio, as may from time to time be fixed by the board of directors or as shall be specified or fixed in the notice of the meeting.

         Section 2.11 Regular Meetings. Regular meetings of the board will not be held unless this code of regulations shall be amended to provide therefor.


         Section 2.12 Special Meetings. Special meetings of the board of directors shall be held whenever called by the chairman of the board, if any, or by the president, or by a number of directors equal to one-third of the total number of directors.

         Section 2.13 Notices of Meetings. Every director shall furnish the secretary of the Company with an address at which notices of meetings and all other corporate notices may be served on or mailed to him or her. Unless waived before, at, or after the meeting as hereinafter provided, notice of each board meeting shall be given by the chairman, the president, the secretary, an



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                                                                         Page 10
assistant secretary, or the persons calling such meeting, to each director in any of the following ways:


                  (a) By orally informing him of the meeting in person or by telephone not later than twelve hours before the date and time of the meeting.

                  (b) By delivering written notice to him not later than one day before the date of the meeting.


                  (c) By mailing written notice to him, or by sending notice to him by telegram, cablegram, or radiogram, postage or other costs prepaid, addressed to him at the address furnished by him to the secretary of the Company, or to such other address as the person sending the notice shall know to be correct. Such notice shall be posted or dispatched a sufficient length of time before the meeting so that in the ordinary course of the mail or the transmission of telegrams, cablegrams, or radiograms, delivery would normally be made to him not later than two days before the date of the meeting.


Unless otherwise required by the articles of incorporation, this code of regulations, or the laws of the State of Ohio, the notice of any meeting need not specify the purposes of the meeting. Notice of any meeting of the board may be waived by any director, either before, at, or after the meeting, in writing, or by telegram, cablegram, or radiogram.


         Section 2.14 Notice of Adjournment of Meeting. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at the meeting.

         Section 2.15 Quorum and Manner of Acting. A majority of the number of directors fixed or established pursuant to Section 2.2 as of the time of any meeting of the board of directors must be present in person at such meeting in order to constitute a quorum for the transaction of business, provided that meetings of the directors may include participation by directors through any communications equipment if all directors participating can hear each other, and such participation in a meeting shall constitute presence at such meeting. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors. In the absence of a quorum, a majority of those present may adjourn a meeting from time to time until a quorum is present. Notice of an adjourned meeting need not be given. The directors shall act only as a board. Individual directors shall have no power as such.


         Section 2.16 Order of Business. The order of business at meetings of the board shall be such as the chairman of the meeting may prescribe or follow, subject, however, to his or her being overruled with respect thereto by a majority of the members of the board present.


         Section 2.17 Action in Writing in Lieu of Meeting. Any action which may be authorized or taken at a meeting of the directors, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the directors.


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                                                                         Page 11
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         Section 2.18 Executive and Other Committees. The directors may create and from time to time abolish or reconstitute an executive committee and any other committee or committees of directors each to consist of not less than three directors, and may delegate to any such committee or committees any or all of the authority of the directors, however conferred, other than that of filling vacancies in the board of directors or in any committee of directors. Each such committee shall serve at the pleasure of the directors, and shall act only in the intervals between meetings of the board of directors, and shall be subject to the control and direction of the board of directors. The directors may adopt or authorize the committees to adopt provisions with respect to the government of any such committee or committees which are not inconsistent with applicable law, the articles of incorporation of the Company, or these regulations. An act or authorization of any act by any such committee within the authority properly delegated to it by the directors shall be as effective for all purposes as the act or authorization of the directors. Any right, power, or authority conferred in these regulations to the "directors" or to the "board of directors" shall also be deemed conferred upon each committee or committees of directors to which any such right, power, or authority is delegated (expressly, or by general delegation, or by necessary implication) by the board of directors.


                                    ARTICLE 3
                                    Officers


         Section 3.1 Number and Titles. The officers of the Company shall be a chairman of the board, a president, one or more vice presidents, if needed, a secretary, one or more assistant secretaries, if needed, a treasurer, one or more assistant treasurers, if needed, and such other officers and assistant officers as the board may deem necessary. The board shall have the discretion to determine from time to time the number of vice presidents, if any, the Company shall have, whether or not assistant secretaries and assistant treasurers are needed, and, if so, the number of assistant secretaries and assistant treasurers the Company shall have. Furthermore, if there is more than one vice president, the board may, in its discretion, establish designations for the vice presidencies so as to distinguish among them as to their functions or their order, or both. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the articles, or these regulations to be executed, acknowledged, or verified by two or more officers.

         Section 3.2 Election, Terms of Office, Qualifications, and Compensation. The officers shall be elected by the board of directors. Each shall be elected for an indeterminate term and shall hold office during the pleasure of the board of directors. The board of directors may hold annual elections of officers; in that event, each such officer shall hold office until his or her successor is elected and qualified unless he or she is removed earlier by the board of directors. The chairman of the board shall be a director, but no other officer need be a director. The other qualifications of all officers shall be such as the board of directors may establish. The board of directors shall fix the compensation, if any, of each officer.


         Section 3.3 Additional Officers, Agents, Etc. In addition to the officers mentioned in Section 3.1, the Company may have such other officers, agents, and committees as the board of directors may




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                                                                         Page 12
deem necessary and may appoint, each of whom or each member of which shall hold office for such period, have such authority, and perform such duties as may be provided in these regulations or as may, from time to time, be determined by the board. The board of directors may delegate to any officer or committee the power to appoint any subordinate officer, agents, or committees. In the absence of any officer, or for any other reason the board of directors may deem sufficient, the board of directors may delegate, for the time being, the powers and duties, or any of them, of such officer to any other officer, or to any director.

         Section 3.4 Removal. Any officer may be removed, either with or without cause, at any time, by the board of directors at any meeting, the notices (or waivers of notices) of which shall have specified that such removal action was to be considered. Any officer appointed by an officer or committee to which the board shall have delegated the power of appointment may be removed, either with or without cause, by the committee or superior officer (including successors) who made the appointment, or by any committee or officer upon whom such power of removal may be conferred by the board of directors.


         Section 3.5 Resignations. Any officer may resign at any time by giving written notice to the board of directors, the chairman, the president, or the secretary. Any such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


         Section 3.6 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, shall be filled in the manner prescribed for regular appointments or elections to such office.

         Section 3.7 Powers, Authority, and Duties of Officers. Officers of the Company shall have the powers and authority conferred and the duties prescribed by law, in addition to those specified or provided for in these regulations and such other powers, authority, and duties as may be determined by the board of directors from time to time.

                                    ARTICLE 4
                            Shares and Their Transfer


         Section 4.1 Certificates for Shares. Every owner of one or more shares in the Company shall be entitled to a certificate or certificates, which shall be in such form as may be approved by the board of directors, certifying the number and class of shares in the Company owned by him. The certificates for the respective classes of such shares shall be numbered in the order in which they are issued and shall be signed in the name of the Company by the chairman or the president and the secretary; provided that, if such certificates are countersigned by a transfer agent or registrar, the signatures of such officers upon such certificates may be facsimiles, stamped, or printed. If an officer who has signed or whose facsimile signature has been used, stamped, or printed on any certificates ceases to be such officer because of death, resignation or other reason before such certificates are delivered by the Company, such certificates shall nevertheless be conclusively deemed to be valid if countersigned by any such transfer agent or registrar. A record shall be kept of the name of the owner or owners of the shares represented by each such certificate and



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                                                                         Page 13
the number of shares represented thereby, the date thereof, and in case of cancellation, the date of cancellation. Every certificate surrendered to the Company for exchange or transfer shall be canceled and no new certificate or certificates shall be issued in exchange for any existing certificates until such existing certificates shall have been so cancelled, except in cases provided for in Section 4.4.


         Section 4.2 Transfer of Shares. Any certificate for shares of the Company shall be transferable in person or by attorney upon the surrender of the certificate to the Company or any transfer agent for the Company (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Company or its transfer agent may require as to the genuineness and effectiveness of each necessary endorsement. The person in whose name any shares stand on the books of the Company shall, to the full extent permitted by law, be conclusively deemed to be the unqualified owner and holder of the shares and entitled to exercise all rights of ownership, for all purposes relating to the Company. Neither the Company nor any transfer agent of the Company shall be required to recognize any equitable interest in, or any claim to, any such shares on the part of any other person, whether disclosed on the certificate or any other way, nor shall they be required to see to the performance of any trust or other obligation.

         Section 4.3 Regulations. The board of directors may make such rules and regulations as it may deem expedient or advisable, not inconsistent with these regulations, concerning the issue, transfer, and registration of certificates for shares. It may appoint one or more transfer agents or one or more registrars, or both, and may require all certificates for shares to bear the signature of either or both.

         Section 4.4 Lost, Destroyed or Stolen Certificates. A new share certificate or certificates may be issued in place of any certificate theretofore issued by the Company which is alleged to have been lost, destroyed, or wrongfully taken upon: (a) the execution and delivery to the Company by the person claiming the certificate to have been lost, destroyed, or wrongfully taken of an affidavit of that fact in form satisfactory to the Company, specifying whether or not the certificate was endorsed at the time of such alleged loss, destruction or taking, and (b) the receipt by the Company of a surety bond, indemnity agreement, or any other assurances satisfactory to the Company and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses, liabilities or claims to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or with respect to the original certificate.



                                    ARTICLE 5
                      Examination of Books by Shareholders

         The board of directors may make reasonable rules and regulations prescribing under what conditions the books, records, accounts, and documents of the Company, or any of them, shall be open to the inspection of the shareholders. No shareholder shall be denied any right which is conferred by
Section 1701.37, Ohio Revised Code, or any other applicable law to inspect any book, record, account, or document of the Company. An original or duplicate stock ledger showing the


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                                                                         Page 14
names and addresses of the shareholders and the number and class of shares issued or transferred of record to or by them from time to time shall at all times during the usual hours for business be open to the examination of every shareholder at the principal office or place of business of the Company in the State of Ohio.


                                    ARTICLE 6
                          Indemnification and Insurance


         Section 6.1 Costs Incurred. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding provided that: (a) he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; (b) with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; and (c) in any action or suit by or in the right of the Company, no indemnification shall be made with respect to any amounts paid in settlement or with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company unless and only to the extent that the Court of Common Pleas or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful.


         Section 6.2 Indemnification Procedure. Any indemnification under
Section 6.1 shall be made by the Company only if and as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.1. Such determination shall be made by one of the following methods: (a) by a majority vote of a quorum consisting of directors of the Company who were not and are not parties to or threatened with any such action, suit, or proceeding; or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel retained by the Company, other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company or any person to be indemnified within the past five years; or (c) by the shareholders; or (d) by the Court of Common



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                                                                         Page 15

Pleas of Franklin County, Ohio, or the court in which such action, suit, or proceeding was brought.


         Section 6.3 Advance Payment of Costs. Expenses, including attorneys' fees, incurred in defending any action, suit, or proceeding referred to in
Section 6.1 may be paid by the Company in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

         Section 6.4 Non-Exclusive. The indemnification authorized in this Article shall not be deemed exclusive of any other rights to which persons seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         Section 6.5 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under this Article or under Chapter 1701, Ohio Revised Code.


         Section 6.6 Survival. The indemnification authorized in this Article shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent.

         Section 6.7 Successors. The indemnification authorized in this Article shall inure to the benefit of the heirs, executors, and administrators of any person entitled to indemnification under this Article.


                                    ARTICLE 7
                                      Seal

         The board of directors may adopt and alter a corporate seal and use the same or a facsimile thereof, but failure to affix the corporate seal, if any, shall not affect the validity of any instrument.


                                    ARTICLE 8
                                   Fiscal Year


         The fiscal year of the Company shall be fixed and may be changed from time to time by the board of directors.


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                                                                         Page 16

                                    ARTICLE 9
                           Control Share Acquisitions


         Section 1701.831, Ohio Revised Code, shall not apply to control share acquisitions of shares of the Company.


                                   ARTICLE 10
                            Amendment of Regulations



         These regulations may be amended or new regulations may be adopted: (a) at any meeting of the shareholders held for such purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, except that the affirmative vote of the holders of record of not less than 75% of the shares having voting power with respect to any such proposal shall be required to amend, change, adopt any provision inconsistent with, or repeal Sections 1.5, 2.2, 2.5, or 2.7 or to amend, change, or repeal the provisions of this Article 10 establishing the voting requirements for amending, changing, adopting any provision inconsistent with, or repealing Sections 1.5, 2.2, 2.5, or 2.7; or (b) without a meeting of the shareholders, by the written consent of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, except that the written consent of the holders of record of not less than 75 percent of the shares having voting power with respect to any such proposal shall be required to amend, change, adopt any provision inconsistent with, or repeal Sections 1,5, 2.2, 2.5, or 2.7 or to amend, change, or repeal the provisions of this Article 10 establishing the consent requirements for amending, changing, adopting any provisions inconsistent with, or repealing Sections 1.5, 2.2, 2.5, or 2.7. If any amendment or new regulations are adopted without a meeting of the shareholders, the secretary shall mail a copy of the amendment or new regulations to each shareholder who would have been entitled to vote on the proposal but who did not participate in the adoption of the amendment or new regulations. [As amended September 14, 1984.]



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                                                                         Page 17

                                                                         ANNEX C

                   AMENDED SECTION 4 TO EQUITY INCENTIVE PLAN

         Resolved that Section 4 of the Cardinal Health, Inc. Equity Incentive Plan be, and the same hereby is, deleted in its entirety and there is substituted therefor the following:

SECTION 4.  SHARES SUBJECT TO PLAN.

         The total number of the Company's common shares, without par value ("Shares"), reserved and available for distribution pursuant to awards (including without limitation Outside Director Options) hereunder ("Available Shares") shall be an amount equal to the sum of (a) 1.5% of the total outstanding Shares as of the last day of the Company's immediately preceding fiscal year, plus (b) the number of Shares available for grant under the Plan as of November 23, 1998, plus (c) any Shares related to awards that, in whole or in part, expire or are unexercised, forfeited, terminated, surrendered, canceled, settled in such a manner that all or some of the Shares covered by an award are not issued to a participant, or returned to the Company in payment of the exercise price or tax withholding obligations in connection with outstanding awards, plus (d) any unused portion of the Shares available under section (a) above for the immediately preceding two fiscal years (but not prior to the Company's fiscal year ending June 30, 1999) as a result of not being made subject to a grant or award in such preceding two fiscal years. Notwithstanding the foregoing, for the Company's fiscal year ending June 30, 1999, the number of total outstanding Shares in section (a), above, shall be calculated as of November 23, 1998, rather than June 30, 1998 (the last day of the immediately preceding fiscal year). No more than 50% of the Available Shares shall be granted in the form of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units. The Available Shares may consist, in whole or in part, of authorized but unissued Shares, treasury Shares, or previously issued Shares re-acquired by the Company, including Shares purchased on the open market. The maximum number of Shares with respect to which Stock Options, Performance Shares and Performance Share Units may be granted to any single participant during any single fiscal year of the Company shall be 375,000 Shares. The number of Shares with respect to which ISOs may be granted shall not exceed 3,000,000. Any of the Shares delivered upon the assumption of or in substitution for outstanding grants made by a company or division acquired by the Company shall not decrease the number of Shares available for grant under the Plan, except to the extent otherwise provided by applicable law or regulation.

         In the event of any stock dividend, stock split, share combination, corporate separation or division (including, but not limited to, split-up, spin-off, split-off or distribution to CAH shareholders other than a normal cash dividend), or partial or complete liquidation, or any other corporate transaction or event having any effect similar to any of the foregoing, then the aggregate number of Shares reserved for issuance under the Plan, the limitation on the number of Shares available under the Plan for issuance of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units, the limitation on the number of Shares subject to ISOs, the limitations on the number of Shares subject to Stock Options or Performance Shares or Performance Share Units granted to any single participant, the number and exercise price of Shares subject to outstanding Stock Options, the purchase price for Restricted Shares, the financial Performance Goals, if any, of the Shares the subject of a Performance Share or Performance Share Unit award, the number of Shares subject to a Performance Share or Performance Share Unit award or granted by a Restricted Share or Incentive Compensation Restricted Share award, and any other characteristics or terms of the awards or Plan limitations as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Any such adjustments made to NQSOs shall also be made to Outside Director Options.

         If any recapitalization, reorganization, reclassification, consolidation, merger of CAH or the Company or any sale of all or substantially all of CAH's or the Company's assets to another person or entity or other transaction which is effected in such a way that holders of Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Shares (each an "Organic Change") shall occur, in lieu of the Shares issuable upon exercise of a Stock Option or Outside Director Option or pursuant to any other award under the Plan, the Stock Option or Outside Director Option shall thereafter be exercisable for and other awards shall be issuable in such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for the number of Shares immediately theretofore acquirable pursuant to such award had such Organic Change not taken place (whether or not such Stock Option or Outside Director Option is then exercisable or other awards are then vested) after giving effect to any adjustments otherwise required or permitted under this Plan.

                                                                      APPENDIX A


            APPENDIX TO CARDINAL HEALTH, INC. PROXY STATEMENT FILING
                        NOT PROVIDED TO SECURITY HOLDERS
             FILED PURSUANT TO SCHEDULE 14A, ITEM 10, INSTRUCTION 3


                              CARDINAL HEALTH, INC.

                              EQUITY INCENTIVE PLAN


SECTION 1.  PURPOSE.

         The purpose of the Cardinal Health, Inc. Equity Incentive Plan (the "Plan") is to assist Cardinal Health, Inc. ("CAH") and its subsidiaries (CAH and its subsidiaries, collectively, the "Company") in attracting and retaining capable employees and directors. The Plan provides for long and short term incentives to employees by encouraging and enabling them to participate in the Company's future prosperity and growth. The Plan provides for equity ownership opportunities and appropriate incentives to better match the interests of employees and directors with those of shareholders.

         These objectives will be promoted through the granting to employees of equity-based awards (the "awards") including (i) Incentive Stock Options ("ISOs"), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options which are not intended to so qualify ("NQSOs") (ISOs and NQSOs are referred to together hereinafter as "Stock Options"); (iii) Restricted Shares; (iv) Performance Shares; (v) Performance Share Units and (vi) Incentive Compensation Restricted Shares. Members of CAH's Board of Directors (the "Board") who do not serve as employees of the Company ("Outside Directors") shall receive NQSOs from the Plan only as provided herein.

SECTION 2.  ADMINISTRATION.

         The Plan shall be administered by the Compensation and Personnel Committee (the "Committee") of the Board which shall have the power and authority to grant to eligible employees Stock Options, Restricted Shares, Performance Shares, Performance Share Units and Incentive Compensation Restricted Shares. In particular, the Committee shall have the authority to: (i) select employees of the Company as recipients of awards; (ii) determine the number and type of awards to be granted; (iii) determine the terms and conditions, not inconsistent with the terms hereof, of any award; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (v) interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and (vi) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons. Members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Committee may designate persons other than its members to carry out its responsibilities under such conditions and limitations as it may set, other than its authority with regard to awards granted to persons subject to Section 16 of the Exchange Act ("Reporting Persons").

SECTION 3.  ELIGIBILITY.

         Employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or subsidiary, in each case as determined by the Committee, are eligible to be granted awards. The participants under the Plan who are not Outside Directors shall be selected from time to time by the Committee, in its sole discretion, from among those eligible. In addition, Outside Directors are eligible to receive NQSOs as set forth in Section 9 ("Outside Director Options"), and may not receive any other awards under this Plan. Members of the Committee are eligible to receive Outside Director Options.

SECTION 4.  SHARES SUBJECT TO PLAN.

         The total number of the Company's common shares, without par value, ("Shares") reserved and available for distribution pursuant to awards hereunder shall be 2,000,000 Shares, no more than 50% of which shall be granted in the form of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. The maximum number of Shares with respect to which Stock Options, Performance Shares and Performance Share Units may be granted to any single participant during any single fiscal year of the Company shall be 250,000 Shares.

         If any Shares that have previously been the subject of a Stock Option cease to be the subject of a Stock Option or Outside Director Option (other than by reason of exercise), or if any such Shares that are subject to any Restricted Share (including any Incentive Compensation Restricted Share) or Performance Share award granted hereunder are forfeited by the holder, or if any such Stock Option or other award otherwise terminates without a payment being made to the participant in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an award (including in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any stock dividend, stock split, share combination, corporate separation or division (including, but not limited to, split-up, spin-off, split-off or distribution to CAH shareholders other than a normal cash dividend), or partial or complete liquidation, or any other corporate transaction or event having any effect similar to any of the foregoing, then the aggregate number of Shares reserved for issuance under the Plan, the limitation on the number of Shares available under the Plan for issuance of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units, the limitations on the number of Shares subject to Stock Options or Performance Shares or Performance Share Units granted to any single participant, the number and exercise price of Shares subject to outstanding Stock Options, the purchase price for Restricted Shares, the financial Performance Goals, if any, of the Shares the subject of a Performance Share or Performance Share Unit award, the number of Shares subject to a Performance Share or Performance Share Unit award or granted by a Restricted Share or Incentive Compensation Restricted Share award, and any other characteristics or terms of the awards or Plan limitations as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Any such adjustments made to NQSOs shall also be made to Outside Director Options.

         If any recapitalization, reorganization, reclassification, consolidation, merger of CAH or the Company or any sale of all or substantially all of CAH's or the Company's assets to another person or entity or other transaction which is effected in such a way that holders of Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Shares (each an "Organic Change") shall occur, in lieu of the Shares issuable upon exercise of a Stock Option or Outside Director Option or pursuant to any other award under the Plan, the Stock Option or Outside Director Option shall thereafter be exercisable for and other awards shall be issuable in such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for the number of Shares immediately theretofore acquirable pursuant to such award had such Organic Change not taken place (whether or not such Stock Option or Outside Director Option is then exercisable or other awards are then vested) after giving effect to any adjustments otherwise required or permitted under this Plan.

SECTION 5.  STOCK OPTIONS.

         References to Stock Options in this Section 5 shall not apply to Outside Director Options. Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Options granted under the Plan shall be in such form as the Committee may from time to time approve and the provisions of Stock Option awards need not be the same with respect to each optionee. Stock Options granted under the Plan may be either ISOs or NQSOs. The Committee may grant to any optionee ISOs, NQSOs or both types of Stock Options.

         Anything in the Plan to the contrary notwithstanding, without the consent of the optionee(s) affected, no provision of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or to disqualify any ISO under such Section 422.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Stock Option grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the optionee. Such agreement shall describe the Stock Options and state that such Stock Options are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, not inconsistent with the Plan, as the Committee may approve.

         (a) Exercise Price. The exercise price per Share issuable upon exercise of a Stock Option shall be no less than the fair market value per share on the date the Stock Option is granted; provided, that if the optionee, at the time an ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of CAH or any subsidiary, the exercise price shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. Fair market value on the date of grant shall be determined by the Committee in good faith.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

         (c) Exercise of Stock Options. Stock Options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment or cliff exercise provisions) as shall be determined by the Committee. The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the award of such Stock Options.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Payment in full of the exercise price shall be paid in cash, or such other instrument as may be permitted in accordance with rules or procedures adopted by the Committee. If approved by the Committee, payment in full or in part may also be made: (i) by delivering Shares already owned by the optionee having a total fair market value on the date of such delivery equal to the option exercise price; (ii) by the delivery of cash on the extension of credit by a broker-dealer to whom the optionee has submitted a notice of exercise or an irrevocable election to effect such extension of credit; or (iii) by any combination of the foregoing. No Shares shall be transferred until full payment therefor has been made.

         (e) Transferability of Stock Options. Except as otherwise provided hereunder, Stock Options shall be transferable by the optionee only with prior approval of the Committee and only in compliance with the restrictions imposed under Section 16(b) of the Exchange Act and Section 422 of the Code, if applicable. Any attempted transfer without Committee approval shall be null and void. Unless Committee approval of the transfer shall have been obtained, all Stock Options shall be exercisable during the optionee's lifetime only by the optionee or the optionee's legal representative. Without limiting the generality of the foregoing, the Committee may, in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Stock Option other than any ISO by an optionee to a member of the optionee's family or to a trust or partnership whose beneficiaries are members of the optionee's family. In such case, the Stock Option shall be exercisable only by such transferee. For purposes of this provision, an optionee's "family" shall include the optionee's spouse, children, grandchildren, nieces and nephews.

         (f) Termination by Death. If an optionee's employment by or service to the Company terminates by reason of death, then, unless otherwise determined by the Committee within five days of such death, each Stock Option held by such optionee shall thereafter be exercisable in full and any unvested portion thereof shall immediately vest. Each Stock Option held by such optionee may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant or death) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (g) Termination by Reason of Retirement. If an optionee's employment by or service to the Company terminates by reason of retirement, then, unless otherwise determined by the Committee within sixty days of such retirement each Stock Option held by such optionee may thereafter be exercised by the optionee for a period of ninety days (or such other period as the Committee may specify at or after grant or retirement) from the date of such termination of employment or service, or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such ninety day period (or such other period), any unexercised Stock Option held by such optionee shall thereafter be exercisable, in full, for a period of one year (or such other period as the Committee may specify at or after grant or death) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of retirement, if an ISO is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such ISO shall thereafter be treated as an NQSO. For purposes of the Plan, retirement shall mean voluntary termination of employment by a participant from the Company after attaining age 55 and having at least three years of service with the Company.

         (h) Other Termination of Employment. If an optionee's employment by or service to the Company terminates for any reason other than death or retirement, any Stock

Option held by such optionee which has not vested on such date of termination will automatically terminate on the date of such termination. Unless otherwise determined by the Committee at or after grant or termination, the optionee will have ninety days (or such other period as the Committee may specify at or after grant or termination) from the date of termination to exercise any and all Stock Options that are then exercisable on the date of termination; provided, however, that if the termination was for Cause, any and all Stock Options held by that optionee may be immediately canceled by the Committee. For purposes of the Plan, "Cause" means on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any subsidiary, or the intentional and repeated violation of the written policies or procedures of the Company.

         (i) Effect of Termination of Optionee on Transferee. Except as otherwise permitted by the Committee in its absolute discretion, no Stock Option held by a transferee of an optionee pursuant to the fourth sentence of Section 5(e) shall remain exercisable for any period of time longer than would otherwise be permitted under Sections 5(f), 5(g) or 5(h) without specification of other periods by the Committee as provided in those Sections.

         (j) ISO Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of the Company and its affiliates, shall not exceed $100,000.

SECTION 6.  RESTRICTED SHARES.

         Restricted Shares may be granted alone or in addition to other awards granted under the Plan. Any Restricted Shares granted under the Plan shall be subject to the following restrictions and conditions, and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. The provisions of Restricted Share awards need not be the same with respect to each recipient.

         (a) Price. The purchase price for Restricted Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made in cash, or such other instrument as may be permitted in accordance with rules or procedures adopted by the Committee. If approved by the Committee, payment in full or part may also be made: (i) by delivering Shares already owned by the grantee having a total fair market value on the date of such delivery equal to the Restricted Share price; (ii) by the delivery of cash on the extension of credit by a broker-dealer or an irrevocable election to effect such extension of credit; or (iii) by any combination of the foregoing.

         (b) Restricted Share Award Agreement. Each Restricted Share grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee. Such Restricted Share Award Agreement shall describe the Restricted

Shares and state that such Restricted Shares are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Committee may approve. At the time the Restricted Shares are awarded, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company upon occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Restricted Share Award Agreement. Awards of Restricted Shares must be accepted by a grantee thereof within a period of 30 days (or such other period as the Committee may specify at grant) after the award date by executing the Restricted Share Award Agreement and paying the price, if any, required under Section 6(a).

         The prospective recipient of a Restricted Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

         (c) Share Restrictions. Subject to the provisions of this Plan and the applicable Restricted Share Award Agreement, during a period set by the Committee commencing with the date of such award and ending on such date as determined by the Committee at grant (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Shares awarded under the Plan. In no event shall more than 10% of the Shares authorized for issuance under this Plan (as adjusted as provided in Section 4) be granted in the form of Restricted Shares having a restriction period of less than 3 years. The Committee shall have the authority, in its absolute discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares or to remove any or all restrictions after the grant of such Restricted Shares, provided, however, that such discretion shall be exercised subject to the limitations set forth in the preceding sentence, excluding discretion exercised in connection with a Grantee's termination of employment from the Company. Unless otherwise determined by the Committee at or after grant or termination, if a participant's employment by or service to the Company terminates during the Restriction Period, all Restricted Shares held by such participant still subject to restriction shall be forfeited by the participant.

         (d) Stock Certificate and Legends. Each participant receiving a Restricted Share award shall be issued a stock certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such participant. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares award, the participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such award.

       (e) Shareholder Rights. Except as provided in this Section 6, the recipient shall have, with respect to the Restricted Shares covered by any award, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any dividends or other distributions, with respect to the Shares, but subject, however, to those restrictions placed on such Shares pursuant to this Plan and as specified by the Committee in the Restricted Share Award Agreement.

       (f) Expiration of Restriction Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the participant.

SECTION 7.  PERFORMANCE SHARES AND PERFORMANCE SHARE UNITS.

         Subject to the terms and conditions described herein, Performance Shares and Performance Share Units may be granted to eligible participants at any time and from time to time as determined by the Committee.

         (a) Price. The purchase price for Performance Shares and Performance Share Units shall be zero unless otherwise specified by the Committee.

         (b) Performance Share Agreement. Subject to the provisions of this Plan, all the terms and conditions of an award of Performance Shares or Performance Share Units shall be determined by the Committee in its discretion. Each Performance Share and Performance Share Unit shall be evidenced by an agreement executed by the recipient of the Performance Share or Performance Share Unit and on behalf of the Company by an officer designated by the Committee. Such Performance Share or Performance Share Unit Award Agreement shall describe the Performance Share or Performance Share Unit and state that such Performance Share or Performance Share Unit is subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. Award of Performance Shares and Performance Share Units must be accepted by a grantee thereof within a period of 60 days (or such other period as the Committee may specify at grant) after the award date by executing the Performance Share or Performance Share Unit Award Agreement, and paying the price, if any, as required under Section 7(a).

         (c) Performance Periods. Any time period (the "Performance Period") relating to a Performance Share or Performance Share Unit award shall be at least one year in length. No more than two Performance Periods may begin in any one fiscal year of the Company.

         (d) Performance Goals. Performance Shares and Performance Share Units shall be earned based upon the financial performance of the Company or an operating group of the Company during a Performance Period. As to each Performance Period, within such time as established by Section 162(m) of the Code, the Committee will establish in writing targets for one of the following performance measures of the Company (and/or an operating group of the Company, if applicable) over the Performance Period ("Performance Goals"): (i) earnings,
(ii) return on capital, or (iii) any Performance Goal approved by the shareholders of the Company in accordance with Section 162(m) of the Code. The Performance Goals, depending on the extent to which they are satisfied, will determine the number of Performance Shares or Performance Share Units, if any, that will be earned by each participant. Attainment of the Performance Goals will be calculated from the consolidated financial statements of the Company but shall exclude (i) the effects of changes in federal income tax rates, (ii) the effects of unusual, non-recurring and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP"), and (iii) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each participant receiving an award for a Performance Period. The Committee may, in its absolute discretion, subject to the limitations of Section 11, vary the terms and conditions of any Performance Share or Performance Share Unit award, including, without limitation, the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a "covered employee" with respect to the Company as defined in Section 162(m) of the Code. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures as they pertain to covered employees without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

         (e) Earning of Performance Shares. Performance Shares shall be issued to each recipient thereof on the later of such time as the Performance Goals are established or the first day of the applicable Performance Period. The number of Performance Shares awarded at such time shall be calculated based upon the assumption that the Performance Goals for the applicable Performance Period will be satisfied to the fullest extent. The Company, or its designated agent, shall hold all Performance Shares issued to recipients prior to completion of the Performance Period. Participants shall be entitled to all dividends and other distributions earned in respect of such Performance Shares and shall be entitled to vote such Performance Shares during the period from the initial award date to the final adjustment of the Performance Shares. After the applicable Performance Period shall have ended, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved. Subsequently, the number of Performance Shares, if any, earned by the recipient over the Performance Period shall be determined as a function of the extent to which the Performance Goals for such Performance Period were achieved. If the Performance Goals are not satisfied to the fullest extent, a recipient may earn less than the number of Performance Shares originally awarded, or no Performance Shares at all. In addition, whether or not the Performance Goals are satisfied to the fullest extent, the Committee may exercise negative discretion to reduce the number of Performance Shares or Performance Share Units to be issued if, in the Committee's sole judgment, such negative discretion is appropriate in order to act in the best interest of the Company and its shareholders. The factors to be taken into account by the Committee when exercising negative discretion include, but are not limited to, the achievement of measurable individual performance objectives established by the Committee and communicated to the participant no later than the ninetieth day of the Performance Period, and competitive pay practices. Performance Shares shall be paid in the form of Shares. Unrestricted certificates representing such number of Shares as equals the number of Performance Shares earned under the award shall be delivered to the participant as soon as practicable after the end of the applicable Performance Period.

         (f) Earning of Performance Share Units. An account documenting Performance Share Units awarded shall be established for each recipient thereof on the later of such time as the Performance Goals are established or the first day of the applicable Performance Period. The number of Performance Share Units credited to a recipient's account at such time shall be calculated based upon the assumption that the Performance Goals for the applicable Performance Period will be satisfied to the fullest extent. After the applicable Performance Period shall have ended, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved. Subsequently, the number of Performance Share Units, if any, earned by the recipient over the Performance Period shall be determined as a function of the extent to which the Performance Goals for such Performance Period were achieved, adjusted, if applicable, in accordance with the negative discretion of the Committee. A recipient may earn less than the number of Performance Share Units originally awarded, or no Performance Share Units at all. Performance Share Units shall be paid in the form of Company check, the amount of which shall be calculated by multiplying the fair market value per Share on the last day of the Performance Period by the number of Performance Share Units, as adjusted pursuant to the last paragraph of
Section 4.

         (g) Termination of Employment or Service Due to Death or at the Request of the Company Without Cause. In the event the employment by or service of a participant is terminated by reason of death, or by the Company without Cause during a Performance Period, unless determined otherwise by the Committee, the participant or his legal representative, as applicable, shall receive a prorated payout with respect to the Performance Shares and Performance Share Units relating to such Performance Period. The prorated payout shall be based upon the length of time that the participant held the Performance Shares or Performance Share Units during the Performance Period and the progress toward achievement of the established Performance Goals. Distribution of earned Performance Shares and Performance Share Units, if any, shall be made at the same time payments are made to participants who did not terminate employment during the applicable Performance Period.

         (h) Termination of Employment or Service for Other Reasons. In the event that a participant's employment or service terminates for any reason other than those reasons set forth in paragraph (g) of this Section 7, all Performance Shares and Performance Share Units shall be forfeited by the participant to the Company, except as otherwise determined by the Committee.

         (i) Nontransferability. Except as otherwise provided herein, no Performance Share or Performance Share Unit may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. Further, a participant's rights under the Plan shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

SECTION 8.  INCENTIVE COMPENSATION RESTRICTED SHARES.

         Each employee participating in this Plan who also participates in the Company's Management Incentive Plan (the "Incentive Compensation Plan") may be eligible, in the Committee's sole discretion, to elect to receive all or a portion of the annual incentive compensation ("Incentive Compensation") payable to the employee under the Incentive Compensation Plan in the form of Incentive Compensation Restricted Shares. To elect the payout of all or a portion of annual Incentive Compensation in Incentive Compensation Restricted Shares, an employee must complete and submit to the Committee an Incentive Compensation Restricted Shares Election Form after the Committee has determined the factor set forth in Section 8(c)(B) and the vesting schedule of the Incentive Compensation Restricted Shares, but in any event, prior to the date established by the Committee for election of such deferral. The Incentive Compensation Restricted Shares shall be evidenced by an Incentive Compensation Restricted Shares Agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the employee. Such agreement shall describe the Incentive Compensation Restricted Shares and state that such Incentive Compensation Restricted Shares are subject to all terms and provisions, not inconsistent with the Plan, as the Committee may approve. Terms and conditions of Incentive Compensation Restricted Shares shall include the following:

         (a) Deferral Election. Within such limits as the Committee may establish, any portion of annual Incentive Compensation can be elected for payout in Incentive Compensation Restricted Shares, in a dollar amount or as a percentage of total Incentive Compensation, or as a percentage of total Incentive Compensation with a stated maximum dollar amount.

         (b) Issuance of Incentive Compensation Restricted Shares. Incentive Compensation Restricted Shares will be issued on the same date that cash payouts are made under the Incentive Compensation Plan, based on the fair market value of the Shares on the date of the issuance.

         (c) Number of Shares. The number of Incentive Compensation Restricted Shares granted to an employee will equal the product of (A) that number of Shares as have an aggregate fair market value equal to the dollar amount of the annual Incentive Compensation to be received in the form of Incentive Compensation Restricted Shares multiplied by (B) a factor greater than or equal to 1.00, but less than or equal to 1.30, as determined by the Committee prior to the date established by the Committee for the deferral election to be made.

         (d) Termination of Employment Due to Death, Disability or Retirement or at the Request of the Company Without Cause. If the employee's employment is terminated by reason of death, disability or retirement or by the Company without Cause, all of the restrictions applicable to unvested Incentive Compensation Restricted Shares shall be waived and all Incentive Compensation Restricted Shares shall be immediately vested. If the employee's employment is terminated for any other reason, the Incentive Compensation Restricted Shares held by that employee will be forfeited as of the date of such termination; provided, however, that the Committee may, in its sole discretion, provide that such Incentive Compensation Restricted Shares will not so terminate. In such event, such Incentive Compensation Restricted Shares will vest in accordance with the vesting schedule set forth in the Incentive Compensation Restricted Shares Agreement or on such accelerated basis as the Committee may determine at or after grant or termination of employment.

         (e) Application of Section 6. Except to the extent inconsistent with this Section 8, the provisions of Section 6 and all other provisions of the Plan pertaining to Restricted Shares shall be applicable to Incentive Compensation Restricted Shares.

SECTION 9.  OUTSIDE DIRECTOR OPTIONS.

         (a) Administration. Outside Directors shall be eligible to participate in the Plan only as expressly set forth in this Section 9. The Committee shall have no power to determine which Outside Directors will receive Outside Director Options, the amount of such Outside Director Options, or the terms of such Outside Director Options to the extent provided in subsections (b) through (i) below. None of the provisions of Section 5 applicable to Stock Options shall be applicable to Outside Director Options.

         (b) Eligibility and Grant. Outside Director Options shall be NQSOs. All Outside Director Options shall be evidenced by a written agreement, which shall be dated as of the date on which an Outside Director Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Outside Director. Such agreement shall describe the Outside Director Options and state that such Outside Director Options are subject to all terms and provisions of the Plan.

         (c) Vesting. All Outside Director Options shall be fully vested on the date of grant.

         (d) Number of Shares. Each individual first elected or appointed to serve as a director of the Company at or after adjournment of the Company's annual meeting of shareholders (an "Annual Meeting") in 1997 who is an Outside Director shall, upon such election or appointment, automatically be granted options for that number of Shares having a fair market value of $150,000 (each an "Initial Grant"). In addition, commencing immediately after the adjournment of the Annual Meeting in 1997 and continuing on an annual basis, immediately following the adjournment of each succeeding Annual Meeting thereafter during the term of this Plan each Outside Director whose term did not expire at that Annual Meeting and who has then served as a director of the Company for a consecutive period of time which includes each of the last three Annual Meetings (i.e., including the Annual Meeting then just adjourned) shall automatically be granted additional Outside Director Options for that number of Shares having a fair market value of $100,000 (each as "Annual Grant") . Beginning on July 1, 2000 and on every third July 1 thereafter, the dollar value of the Initial Grants and Annual Grants shall automatically be increased under this Plan by a percentage equal to that percentage by which the fair market value per share has increased in the immediately preceding three-year period, not to exceed a 45% aggregate increase over any such three-year period. For purposes of this Section 9, fair market value means the last sale price of the Shares on the applicable date (or, if no sale of Shares occurs on such date, on the next preceding date on which a sale occurred) as reported on the New York Stock Exchange Composite Tape.

         (e) Exercise Price. The exercise price per Share purchasable under an Outside Director Option shall be equal to the fair market value on the day the Outside Director Option is granted.

         (f) Maximum Term. Each Outside Director Option shall be exercisable for ten years from the date of grant; provided, however, that in the event an Outside Director's service to the Company is terminated for Cause, each Outside Director Option held by that Outside Director on the date of termination shall be canceled effective as of such termination date.

         (g) Transferability of Outside Director Options. Outside Director Options shall be transferable to the maximum extent permissible under Rule 16b-3, as amended from time to time.

         (h) Method of Exercise. Outside Director Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased. No Shares shall be transferred until full payment therefor has been made. Payment for exercise of an Outside Director Option may be made (i) in cash, (ii) by delivery of Shares already owned by the Outside Director, (iii) by delivery of cash on the extension of credit by a broker-dealer to whom the Outside Director has submitted a notice of exercise or an irrevocable election to effect such extension of credit, or (iv) by any combination of the foregoing.

         (i) Termination of Option. Except as otherwise provided herein, if an Outside Director ceases to be a member of the Board for any reason, then all Outside Director Options or any unexercised portion of such Outside Director Options which otherwise are exerciseable shall terminate unless such Outside Director Options are exercised within six months after the date such Outside Director ceases to be a member of the Board (but in no event after expiration of the original term of such Outside Director Options); provided that if such Outside Director ceases to be a member of the Board by reason of such Outside Director's death, the six-month period shall instead be a one-year period.

         (j) Applicability of Other Provisions to Outside Director Options. Except for Section 5 and except to the extent inconsistent with the provisions of this Section 9, all other terms applicable to Stock Options set forth in other sections of this Plan are applicable to Outside Director Options.

SECTION 10.  CHANGE OF CONTROL PROVISIONS.

         (a) Impact of Event. In the event of a "Change of Control" as defined in Section 10(b), the following acceleration and valuation provisions shall apply:

                  (i) On the date that such Change of Control is determined to have occurred, any or all Stock Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions applicable to any or all Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units shall lapse and such shares and awards shall be fully vested.

         (b) Definition of "Change of Control". For purposes of Section 10(a), a "Change of Control" shall mean:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (x) the then outstanding common shares of CAH (the "outstanding CAH Common Shares") or (y) the combined voting power of the then outstanding voting securities of CAH entitled to vote generally in the election of directors (the "Outstanding CAH Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from CAH or any corporation controlled by CAH, (B) any acquisition by CAH or any corporation controlled by CAH, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by CAH or any corporation controlled by CAH or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y) and (z) of subsection (iii) of this Section 10(b); or

                  (ii) individuals who, as of the Effective Date of this Plan, constitute the Board of CAH (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of CAH; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by CAH's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) approval by the shareholders of CAH of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding CAH Common Shares and Outstanding CAH Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% (or such lower percentage as may be determined by the Board of Directors of CAH prior to such Business Combination) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns CAH or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding CAH Common Shares and Outstanding CAH Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination (including any ownership that existed in the Company or the company being acquired, if any) and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) approval by the shareholders of CAH of a complete liquidation or dissolution of CAH.

SECTION 11.  AMENDMENTS AND TERMINATION.

         The Board may amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee, participant or transferee pursuant to Section 5(e) under any award theretofore granted, without the optionee's, participant's or transferee's consent, or which, without the approval of CAH's shareholders, would:

         (a) except as expressly provided in the Plan, increase the total number of Shares reserved for purposes of the Plan;

         (b) change the class of individuals eligible to participate in the Plan;

         (c) extend the maximum option period of Stock Options or Outside Director Options; or

         (d) increase materially the benefits under the Plan.

         The Committee may amend the terms of any award theretofore granted (except an Outside Director Option), prospectively or retroactively; provided no such amendment shall impair the rights of any holder without the holder's consent; provided, further, no

Stock Option may be amended so as to decrease the exercise price of such Stock Option to reflect a decrease in the fair market value of the underlying stock.

         The provisions regarding Outside Director Options pursuant to Section 9 above shall not in any case be amended more often than once in any six-month period other than to comply with changes in the Code or ERISA, or the rules thereunder.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

SECTION 12.  UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a participant, optionee or transferee, nothing contained herein shall give any such participant, optionee or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

SECTION 13.  GENERAL PROVISIONS.

         (a) Share Transfer and Distribution. The Committee may require each person purchasing Shares pursuant to a Stock Option, Outside Director Option, Performance Share, Restricted Share or Incentive Compensation Restricted Share award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the Shares without a view to the distribution thereof. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

         The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         (b) Additional Arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees, consultants or Outside Directors.

         (c) No Right to Award or Employment. No person shall have any claim or right to be granted an award under this Plan and the grant of an award shall not confer upon any participant any right to be retained as an employee or director of CAH or any subsidiary, nor shall it interfere in any way with the right of CAH or any subsidiary to terminate the employment or service as a director of any of the Plan's participants at any time.

         (d) Tax Withholding. The Company shall have the right to require the grantee of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares or Performance Share Units or other person receiving such Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Shares, Incentive Compensation Restricted Shares, and Performance Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall also have the right to require an optionee to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the receipt by the optionee of Shares pursuant to the exercise of a Stock Option, or, in lieu thereof, to retain, or sell without notice, a number of Shares sufficient to cover the amount required to be withheld.

         (e) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (f) Laws Governing. The Plan and all awards made and action taken thereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent superseded by federal law.

         (g) Government Regulation. Notwithstanding any provisions of the Plan or any agreement made pursuant to the Plan, the Company's obligations under the Plan and such agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies.

SECTION 14.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on the date (the "Effective Date") it is approved by the shareholders of CAH. No grants shall be made under this Plan prior to the Effective Date.

SECTION 15.  TERM OF PLAN.

         No award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 16.  INDEMNIFICATION.

         No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award granted under the Plan. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under or in connection with this Plan or any award granted under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him, except a judgment based upon a finding of bad faith, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Code of Regulations, contained in any indemnification agreements, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

SECTION 17.  SAVINGS CLAUSE.

         In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan.

         This Plan is intended to comply in all respects with applicable law and regulation, including Code Section 422 and, with respect to Reporting Persons, Rule 16b-3. In case any one or more of the provisions of this Plan shall be held to violate or be unenforceable in any respect under Code Section 422 or Rule 16b-3, then to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Code Section 422 or Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan to be in compliance with Code Section 422 and Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are Reporting Persons or covered employees as defined under Code Section 162(m) without so restricting, limiting or conditioning this Plan with respect to other participants.

                                                                     Appendix B

                              CARDINAL HEALTH, INC.
                  PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN



1. PURPOSE. The purpose of the Cardinal Health, Inc. Performance-Based Incentive Compensation Plan (the "Plan") is to advance the interests of Cardinal Health, Inc. and its shareholders by providing certain of its key executives with incentive compensation which is tied to the achievement of pre-established and objective performance goals. The Plan is intended to provide participants with incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and should be construed to the extent possible as providing for remuneration which is performance-based compensation within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

         a. "Award" means the amount payable to a Participant in accordance with
Section 6 of the Plan.

         b. "Committee" means the Compensation and Personnel Committee (the "Committee") of the Board of Directors of Cardinal Health, Inc. The Committee shall be comprised of two or more "outside directors" as that term is defined in
Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time.

         c. "Company" means Cardinal Health, Inc. and its subsidiaries.

         d. "Effective Date" means the date set forth in Section 9(a) of the Plan.

         e. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         f. "Participant" means an individual eligible to participate hereunder, as determined by the Committee, each of whom shall be an executive officer of the Company.

         g. "Performance Period" means any time period established by the Committee for which the attainment of Performance Goal(s) relating to an Award will be determined.

         h. "Performance Goal" means any performance goal determined by the Committee in accordance with Section 5 of the Plan.

         i. "Target Award" means the amount of any Award as established by the Committee that would be payable to a Participant for any Performance Period if the Performance Goals for the Performance Period were fully (100%) achieved and no negative discretion was exercised by the Committee in regard to that Award pursuant to the last sentence of Section 6.

3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee will have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the terms and provisions for making Awards and to make all other determinations necessary or advisable for the administration of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

4. ELIGIBILITY. The Committee shall designate the Participants eligible to receive Awards for each Performance Period and establish the Performance Goals applicable to each Participant for each Performance Period. An individual who becomes eligible to participate in the Plan during the Performance Period may be approved by the Committee for a partial period of participation. In such case, the Participant's Target Award and Award will be based upon performance during the portion of the Performance Period during which the Participant participates in the Plan, and the amount of the Target Award will be pro-rated based on the percentage of time the Participant participates in the Plan during the Performance Period.

5. ESTABLISHMENT OF TARGET AWARDS, PERFORMANCE PERIODS AND PERFORMANCE GOALS. For each Performance Period established by the Committee, the Committee shall establish a Target Award for each Participant. Awards shall be earned based upon the financial performance of the Company or one or more operating groups of the Company during a Performance Period; provided, however, the maximum Award that may be paid to any single Participant for any Performance Period is the product of $1 million multiplied by the number of 12-month periods contained within the relevant Performance Period. As to each Performance Period, within such time as established by Section 162(m) of the Code, the Committee will establish in writing Performance Goals based on one or more of the following performance measures of the Company (and/or one or more operating groups of the Company, if applicable) over the Performance Period: (i) return on equity, (ii) earnings per share, (iii) earnings from operations, and/or (iv) any other objective business criteria approved by the shareholders of Cardinal Health, Inc. in accordance with the requirements for "qualified performance-based compensation" within the meaning of the regulations under Section 162(m). Except as otherwise provided herein, the extent to which the Performance Goals are satisfied will determine the amount of the Award, if any, that will be earned by each Participant. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant eligible for an Award for a Performance Period.

6. EARNING OF AWARDS. At the end of each Performance Period, the Award will be computed for each Participant. Payment of Awards, if any, will be made in cash, subject to applicable tax withholding. Prior to payment of any Award, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved. If the Performance Goals are not satisfied to the fullest extent, a recipient may earn less than the full Target Award or no Award at all. In addition, the Committee may in its sole discretion reduce individual Awards otherwise payable pursuant to the Performance Goals.

7. TERMINATION OF EMPLOYMENT. In the event the employment of a Participant is terminated by reason of death or disability during a Performance Period, unless determined otherwise by the Committee, the Participant or his legal representative, as applicable, shall receive a prorated payout with respect to the Award relating to such Performance Period. The prorated payout shall be based upon the length of time that the Participant was employed by the Company during the Performance Period and the progress toward achievement of the established Performance Goal(s) during the portion of the Performance Period during which the Participant was employed by the Company. Payment of the Award, if any, shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period. In the event of a Participant's termination of employment by the Company for any other reason prior to the end of the Performance Period with respect to an Award, the Participant shall not be entitled to any payment with respect to such Award.

8. AMENDMENT AND TERMINATION. The Committee may amend, modify or terminate the Plan at any time and from time to time. Shareholder approval of such actions will be required only as required by applicable law. Notwithstanding the foregoing, no amendment, modification or termination shall affect the payment of an Award for a Performance Period that has already ended or increase the amount of any Award.

9. GENERAL PROVISIONS.

         a. Effective Date. The Plan shall become effective as of July 1, 1996, subject to its approval by the shareholders of Cardinal Health, Inc.

         b. Non-Transferability. Any interest of any Participant under the Plan may not be sold, transferred, alienated, assigned or encumbered, other than by will or pursuant to the laws of descent and distribution, and any attempt to take any such action shall be null and void.

         c. Severability. In the event any provision of the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

         d. Additional Arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for any Participant.

         e. No Right to Award or Employment; Uniformity. No person shall have any claim or right to be granted an Award under this Plan and the grant of an Award shall not confer upon any Participant any right to be retained as an employee of Cardinal Health, Inc. or any of its subsidiaries, nor shall it interfere in any way with the right of Cardinal Health, Inc. or any subsidiary to terminate the employment of any Participant at any time or to increase or decrease the compensation of any Participant. There is no obligation for uniformity of treatment of Participants.

         f. Tax Withholding. The Company shall have the right to withhold or require Participants to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Award.

         g. Beneficiaries. The Committee may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid. If no beneficiary is designated, the right of the Participant to receive any payment under this Plan will pass to the Participant's estate.

         h. Laws Governing. The Plan and all Awards made and action taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent superseded by federal law.

         i. Government Regulation. Notwithstanding any provisions of the Plan or any agreement made pursuant to the Plan, the Company's obligations under the Plan and such agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies.

         j. Unfunded Status of Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made by the Company to a Participant or beneficiary, nothing contained herein shall give any such Participant or beneficiary any rights that are greater than those of a general creditor of the Company.

CARDINAL HEALTH, INC.
PROXY
5555 GLENDON COURT
DUBLIN, OHIO  43016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert D. Walter and George H. Bennett, Jr., and each of them, the attorneys and proxies of the undersigned with full power of substitution to vote as indicated herein, all the common shares, without par value, of Cardinal Health, Inc. held of record by the undersigned on September 25, 1998, at the annual meeting of shareholders to be held on November 23, 1998, or any postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

1.   [ ] FOR all nominees listed (except as marked to the contrary) or
     [ ] WITHHOLD AUTHORITY (to vote for all nominees listed):

   Robert L. Gerbig, George R. Manser, Jerry E. Robertson, Melburn G. Whitmire

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


2. [ ] FOR or [ ] AGAINST or [ ] ABSTAIN -- Proposal to amend the Articles of Incorporation of Cardinal Health, Inc. to increase the authorized number of common shares, without par value.

3. [ ] FOR or [ ] AGAINST or [ ] ABSTAIN -- Proposal to amend and restate the Company's Code of Regulations as described in the Company's Proxy Statement.

4. [ ] FOR or [ ] AGAINST or [ ] ABSTAIN - Proposal to amend the Company's Equity Incentive Plan as described in in the Company's Proxy Statement.

5. [ ] FOR or [ ] AGAINST or [ ] ABSTAIN - Proposal to amend the Company's Performance-Based Incentive Compensation Plan as described in the Company's Proxy Statement.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED TO ELECT THE NOMINEES DESCRIBED IN ITEM 1 ABOVE, FOR PROPOSALS 2, 3, 4 AND 5 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

By returning this proxy card you are conferring upon management the authority to vote in their discretion upon such other business as may properly come before the meeting.

Receipt of Notice of Annual Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

                              Dated                                    , 1998
                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------
                                      Signature(s) of Shareholder(s)


                              Please sign as your name appears hereon. If shares are held jointly, all holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person, indicating where proper, official position or representative capacity.


                                       2